Filed with the Securities and Exchange Commission on May 3, 1999

                            Registration No. 33-90684

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form S-6

                        POST-EFFECTIVE AMENDMENT NO 6 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

A.   Exact name of trust: Variable Account B

B.   Name of depositor:  American  International  Life Assurance  Company of New
     York

C. Complete address of depositor's principal executive offices: 80 Pine Street, New York, NY 10005

D.   Name and address of agent for service:
     Kenneth D. Walma, Assistant Secretary and General Counsel
     One Alico Plaza
     600 King Street
     Wilmington, DE  19801

COPIES TO:
Michael Berenson, Esq.            and      Ernest T. Patrikis, Esq.
Jorden Burt Boros Cicchetti                American International Group, Inc.
Berenson & Johnson, LLP                    70 Pine Street
Suite 400 East                             New York, NY  10270
1025 Thomas Jefferson Street, NW
Washington, DC  20007-0805

     It is proposed that this filing will become effective:

      ____   immediately upon filing pursuant to paragraph (b) of Rule 485

      X     on   May 3, 1999  pursuant to paragraph (b) of Rule 485
    -------    --------------

     _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

    _____  on __________pursuant to paragraph (a)(1) of Rule 485

     If appropriate, check the following box:

     _____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title and amount of securities being registered: Individual and Group Flexible Premium Variable Universal Life Insurance Policies.

F. Proposed maximum aggregate offering price to the public of the securities being registered: N/A

G.   Amount of Filing Fee: N/A

                        CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2

N-8B-2 Item                      Caption in Prospectus

1        About Us and the Accounts, The Separate Account
2        About Us and the Accounts
3        Not Applicable
4        Distribution of the Policy
5        The Separate Account
6(a)     Not Applicable
6(b)     Not Applicable
9        Legal Proceedings
10       Purchasing a  Policy
11       The Separate Account, The Investment Options
12       The Separate Account, The Investment Options
13       Expenses of the Policy
14       Purchasing a  Policy
15       The Separate Account
16       The Separate Account, The Investment Options
17       Purchasing a  Policy, Investing Your
18       Account Value
19       Purchasing a  Policy, Investing Your
20       Account Value
19       Not Applicable
20       Not Applicable
21       Cash Benefits During the Insured's Lifetime
22       Not Applicable
23       Not Applicable
24       Not Applicable
25       About Us and the Accounts
26       Not Applicable
27       About Us and the Accounts
28       About Us and the Accounts
29       About Us and the Accounts
30       About Us and the Accounts
31       Not Applicable
32       Not Applicable
33       Not Applicable
34       Distribution of the Policy
35       About Us and the Accounts
37       Not Applicable
38       Distribution of the Policy
39       Distribution of the Policy
40       Not Applicable
41(a)    Distribution of the Policy
42       Not Applicable
43       Not Applicable
44       Purchasing a  Policy
45       Not Applicable
46       Purchasing a  Policy
47       Not Applicable
48       Not Applicable
49       Not Applicable
50       Not Applicable
51       Purchasing a  Policy
           About Us and the Accounts
52       The Investment Options
53       Federal Income Tax Considerations
54       Financial Statements
55       Not Applicable

                                     Part I

                                                    American International Life
                                                   Assurance Company of New York
                                                              Variable Account B
                                                                  80 Pine Street
                                                             New York, NY  10005
                                                                  1-800-340-2765

              Flexible Premium Variable Universal Life Policy



American International Life Assurance Company of New York is offering life insurance coverage under the policy described in this prospectus. The policy is an individual flexible premium variable universal life policy. The policy allows you, as the owner, within limits, to:


o Select the Face Amount of life insurance. You may within limits change your initial selection as your insurance needs change.

o Select the amount and timing of premium payments. You may make more premium payments than scheduled or stop making premium payments.

o Allocate premium payments and your Policy Account Value among the variable investment options and the Guaranteed Account.

o Receive payments from your policy while the Insured is alive through loans, partial surrenders or a full surrender.

This document contains information about the policy. You should read this document carefully before you decide to purchase the policy. You should also keep this document for future reference.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.





                           Prospectus _________, 1999

Investment Options

Variable Investment Options


The Separate Account is divided into subaccounts. Each subaccount invests in shares of a specific portfolio of the AIM Variable Insurance Funds, Inc., Alliance Variable Products Series Fund, Inc., Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and the Van Eck Worldwide Insurance Trust. The portfolios of the funds which are available under the policy are named below. The prospectuses for the funds contain information about each portfolio. You should read the prospectus carefully.


AIM Variable Insurance Funds, Inc.
(managed by A I M Advisors, Inc.)
o         V.I. Capital Appreciation  Fund
o         V.I. International Equity Fund

Alliance Variable Products Series Fund, Inc.
(managed by Alliance Capital Management L.P.)
o         Global Bond Portfolio
o         Growth Portfolio
o         Growth and Income Portfolio
o         Premier Growth
o         Quasar Portfolio
o         Technology Portfolio

Dreyfus Variable Investment Fund
(managed by The Dreyfus Corporation)
o         Small Company Stock Portfolio

Dreyfus Stock Index Fund
(managed by The Dreyfus Corporation and Mellon Equity Associates)

Fidelity Variable Insurance Products Fund
(managed by Fidelity Management & Research Company)
o         VIP Growth Portfolio
o         VIP High Income Portfolio
o         VIP Money Market Portfolio

Fidelity Variable Insurance Products Fund II
(managed by Fidelity Management & Research Company)
o         VIP II Asset Manager Portfolio
o         VIP II Contrafund Portfolio
o         VIP II Investment Grade Bond Portfolio

Van Eck Worldwide Insurance Trust
(managed by Van Eck Associates Corporation)
o         Worldwide Emerging Markets Portfolio
o         Worldwide Hard Assets Portfolio




Guaranteed  Investment Option

The Guaranteed Account is part of our general account. We will credit interest equal to at least 4% per year, compounded annually on that portion of policy Account Value that you allocate to the Guaranteed Account. We may, in our discretion, elect to credit a higher rate of interest. This document generally describes only that portion of the Policy Account Value allocated to the Variable Account.

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Special Terms

Summary of the Policy
         Overview
         Applying for a Policy
         Premium Payments
         Policy Account Value
         Death Benefit
         Cash Benefits During the Life of the Insured
         Expenses of the Policy
         Federal Tax Considerations

Purchasing a Policy
         Applying for a Policy
         Your Right to Cancel the Policy
         Premiums
                  Restrictions on Premiums
                  Minimum Initial Premium
                  Planned Periodic Premiums
                  Additional Premiums
                  Effect of Premium Payments
                  Grace Period
                  Premium Allocations
                  Crediting Premiums

The Investment Options

Investing Your Policy Account Value
         Determining the Policy Account Value
         Transfers
         Dollar Cost Averaging

Death Benefit

Cash Benefits During the Insured's Life

Payment Options for Benefits

Expenses of the Policy

Supplemental  Benefits and Riders

Other Policy Provisions

Performance Information

Federal Income Tax Considerations

Distribution of the Policy

About Us and the Accounts

Our Directors and Executive Officers

Other Information

Financial Statements

Appendices

--------------------------------------------------------------------------------

                                  Special Terms

--------------------------------------------------------------------------------

We have capitalized some special terms we use in this document. We have defined these terms here.


Accounts.   The Separate Account and the Guaranteed Account

Administrative Office.   One Alico Plaza, P.O. Box 8718, Wilmington, DE 19801.

Attained Age. The Insured's age as of the Policy Date plus the number of full years since the Policy Date.

Beneficiary. The person(s) entitled to the death benefit under the policy if the Insured dies while coverage under the policy is in force.

Cash Surrender Value. The Policy Account Value less any surrender charge that would be assessed if the policy were surrendered.

Code.  The Internal Revenue Code of 1986, as amended.

Face Amount. The amount of insurance specified by the Owner and from which the amount payable to a beneficiary will be determined.

Grace Period. The period of time that the policy continues to be in force while the Net Cash Surrender Value is less than the total monthly deductions then due. It begins on a Monthly Anniversary when the Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Separate Account and any of our other separate accounts.

Insured. A person whose life is covered under the policy. At the time of application, the Insured must be 75 years of age or younger.

Issue Date. The date the policy is actually issued and from which we measure contestability periods. It may be later than the Policy Date.

Loan Account. The portion of the Policy Account Value held in the Guaranteed Account as collateral for loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the monthly anniversary is the 29th, 30th or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

Net Cash Surrender Value.   The Cash Surrender Value less any outstanding Loans.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Owner. The person who purchased the policy as shown in the application, unless later changed.

Policy Account Value. The total amount in the Accounts credited to your policy.

Policy Date. The date as of which we have received the initial premium and an application in good order. Coverage begins on the Policy Date which is also the date used to determine all anniversary dates.

Policy Year.  Each period of twelve months commencing with the Policy Date.

Separate Account.   Variable Account B, a separate investment account of ours.

Valuation Date.   Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (currently 4 P.M., Eastern Time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

--------------------------------------------------------------------------------

                              Summary of the Policy

--------------------------------------------------------------------------------


Because this is a summary, it does not contain all the information that may be important to you. You should read this entire document carefully before you decide to purchase a policy.


Overview

The policy is a flexible premium variable universal life policy. Like traditional life insurance, the policy provides an initial minimum death benefit and cash benefits that you can access through loans, partial surrenders or a full surrender. Unlike traditional life insurance, you may choose how to invest your policy Account Value.

The policy allows you to make certain choices that will tailor the policy to your needs. When you apply for the policy, we will ask you to make some of these choices. You may also change your choices to meet your changing insurance needs.

In addition, we may in the future offer several riders to the policy. These riders will provide you with the flexibility to design an insurance product that meets your specific needs.

If you select any variable investment options, your policy benefits will vary based upon the returns earned by those variable investment options. The returns may be zero or negative and you bear this risk.


Applying for a Policy

When you apply for a policy, you must select the Face Amount. The Face Amount is the initial amount of life insurance coverage on the Insured. It must be at least $50,000 when you apply.

 Your policy will become effective after:

o    We accept your application.

o    We receive an initial premium payment in an amount we determine.

o    We have completed our review of your application to our satisfaction.

Your Right to Cancel the Policy

Once you receive your policy, you should read the policy. You have the right to cancel the policy for any reason within the later of:

o    45 days after you sign Part I of the application.

o 10 days after you receive the policy. If required by the state where you live, we will extend the time period to the number of days required by law.

Premium Payments

Before your policy is effective, you must pay the minimum initial premium. We will calculate the initial minimum premium based on a number of factors, such as the age, sex and underwriting rate class of the proposed Insured, the desired Face Amount, and any supplemental benefits or riders applied for and whether premiums will be paid by pre-authorized checking. A table is provided in Appendix A.

When you apply for a policy you will select the amount of premium payments you plan to pay during the term of the policy. We will establish a minimum for this amount. You will also select intervals when you plan to pay this pay this premium amount. This may be monthly, quarterly, semiannually, or annually. Pre-authorized checking may be required for monthly payments.

During the term of the policy, you may pay premiums at any time and in any amount, within limits. Thus, you are not required to pay the planned periodic premium and you may make payments in addition to the planned periodic premium.

Policy Account Value

We will measure your benefits under the policy by your Policy Account Value. Your Policy Account Value will reflect:

o    the premiums you pay;

o    the returns earned by the subaccounts you select;

o    the interest earned on the amount allocated to the Guaranteed Account;

o    any loans or partial surrenders; and

o    the policy charges and expenses we deduct.

Death Benefit

When you apply for a policy, you must select:

o    The Face Amount.

o The death benefit option, which determines the manner in which we calculate the death benefit for your policy.

You may select from two death benefit options. They are:

o Option I: Level Death Benefit Option. The basic death benefit will be the greater of:

1.   The Face Amount; or

2. Policy Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

o Option II: Increasing Death Benefit Option. The basic death benefit will be the greater of:

1.   The Face Amount plus the Policy Account Value; or

2. Policy Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

Within limits, you may change the death benefit option and, after the first Policy Year, may change the Face Amount.


Cash Benefits During the Life of the Insured

During the life of the Insured, your policy has cash benefits that you can access within limits through loans, partial surrenders or a full surrender.

o Loans -- You may borrow against your Net Cash Surrender Value at any time. If your policy is a modified endowment contract, the Code may treat the loan as a taxable distribution of income.

o Partial Surrender -- You may withdraw part of your Policy Account Value after the first Policy Year. We may deduct an administrative charge. If you make a partial surrender during the surrender charge period, we will deduct a surrender charge. A partial surrender may result in a decrease in the Face Amount of your policy depending upon your death benefit option.

o Full Surrender -- You may surrender your policy for its Net Cash Surrender Value. If you surrender your policy during the surrender charge period, we will deduct a surrender charge. A surrender will terminate your policy.

Expenses of the Policy

We deduct expenses related to your policy. These deductions are made:

o    from premium,  your Policy Account Value and the assets of the subaccounts;
     and

o    upon certain transactions.

Deduction From Premium -- we will deduct 5% from your premium payments plus a state specific percent of premium equal to the state and local premium tax rate applicable to the policy. These deductions are for state premium taxes, federal taxes, sales and other acquisition related expenses.

Monthly Deductions From Policy Account Value -- we will deduct on each Monthly Anniversary charges for:

o         The administration of your policy.

o         The cost of insurance for your policy.

o         The costs associated with acquiring  and underwriting your policy.

o         The cost of any supplemental benefits or riders.


The monthly deduction is deducted from your Accounts on a pro rata basis in the same proportion as you have Policy Account Value in each Account.

Deductions from Subaccount Net Assets -- we will deduct a daily charge for the mortality and expense risks we assume at an annual rate not to exceed 0.90% of your Policy Account Value in the subaccounts.

Deductions Upon Certain Policy Transactions -- If you make a policy transaction, a charge may apply. They are:

o Transfer Charge -- You may make twelve transfers from your subaccounts each Policy Year free of charge. Thereafter, we will deduct a fee of $25 per transfer from the transferred amount.

o Administrative Charge for Partial Surrenders - We currently deduct an administrative charge of $25 upon a partial surrender. In certain states the charge may be the lesser of $25 or 2% of the amount surrendered.


o Surrender Charge - A surrender charge for partial surrenders is equal to a pro rata portion of the surrender charge that would apply to a full surrender. This applies during the first 14 Policy Years and for the first 14 Policy Years immediately following an increase in Face Amount. If you request a full surrender during the first 14 Policy Years, we may deduct a surrender charge based on the initial Face Amount. If you request a surrender within 14 years immediately following an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.

o Surrender Charge for Face Amount Decreases -- We may also deduct a surrender charge from the Policy Account Value upon a decrease in Face Amount. If you request a decrease in Face Amount during the first 14 Policy Years, we will deduct a surrender charge based on the initial Face Amount. If you request a decrease within 14 years immediately following an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount.

In addition, you will indirectly bear the costs of the investment management fees and expenses paid from the assets of the portfolios you select.


The following tables are designed to help you understand the various fees and expenses that you will bear directly or indirectly. The first table shows the policy charges and deductions you will bear directly under the policy. The second table shows the fees and expenses of the portfolios that you will bear indirectly when you purchase a policy.



                          Policy Charges and Deductions

Transaction Charges

     Sales and DAC Tax Charge 5% of each premium payment

     Premium Tax Charge(1) 0.50% to 5% of each premium payment

     Transfer Charge $25 for each transfer in excess of 12 each Policy Year

     Surrender Charge During the first 14 Policy Years and the first years immediately following an increase in Face Amount, there will be a surrender charge of up to 25% of the first year premium paid up to a surrender charge premium plus 4% of the first year premium paid in excess of the surrender charge premium. (3)

     Partial Surrender Administrative $25 per partial surrender - In certain states the charge may Charge the lesser of $25 or 2% of the amount surrendered.


Account Value Charges (deducted monthly)

     Cost of Insurance Charge(2)

   Current                               Guaranteed

Ranges from 0.01609 per             Ranges from 0.05667 per
$1,000 of net amount at risk        $1,000 of net amount at risk
to 71.15029 per $1,000 of net       to 83.33333 per $1,000 of net
amount at risk(4)                   amount at risk(4)

Monthly Expense Charge                               Current          Guaranteed

If the Face Amount is between $50,000 and $199,000   $  7.50           $15.00
If the Face Amount is between $200,000 and $499,000  $  5.00           $10.00
If the Face Amount is between $500,000 and greater   $  4.00           $10.00
First Year Additional Charge                         $ 20.00           $25.00


     First Year Administrative Charge Up to $25 per month during the first Policy Year and for 12 months following an increase in Face Amount

     Annual Separate Account Charges (deducted daily and shown as an annualized percentage of average net assets)

         Mortality and Expense Risk Charge    Current          Guaranteed

                                              0.90%            0.90%

(1) We deduct a premium tax charge equal to the actual state tax rate from each premium payment. State and local premium tax rates range from 0.50% to 5%.

(2) The current cost of insurance charge will never exceed the guaranteed cost of insurance charge shown in the policy. The net amount at risk is the difference between the death benefit divided by 1.0032737 and the current Policy Account Value. (See "Expenses of the Policy - Cost of Insurance Charge.")

(3) A policy's surrender charge premium is based on the issue age, sex and smoker status of the Insured and the Face Amount. For a 45 year old non-smoking male purchasing $500,000 Face Amount the surrender charge premium would be $8,530.00. For a 65 year old non-smoking male purchasing $200,000 Face Amount, the surrender charge premium would be $10,762.00. The lowest and highest maximum surrender charge will range from $11.02 to $34.34 per $1,000 of Face Amount. (See Appendix B for additional examples of surrender charge premiums.)

(4) Current and guaranteed cost of insurance charges are based on the issue age (or Attained Age in the case of increase in Face Amount), sex, rate class of the Insured, and Policy Year.

                            Annual Portfolio Expenses
                          Before Waivers/Reimbursements
                             As of December 31, 1998

The purpose of this table is to assist the Owner in understanding the various costs and expenses that will be incurred, directly or indirectly. It is based on historical expenses as a percentage of net assets before waivers and/or reimbursements, if applicable, for the year ended December 31, 1998, except as indicated below. Expenses of the portfolios of the funds are not fixed or specified under the terms of the policy. Actual expenses may vary.

                                                               Management    Other                 Total
                                                               Fees         Expenses(1)          Expenses
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund                              0.62%           0.05%              0.67%
AIM V.I. International Equity Fund                              0.75%           0.16%              0.91%
Alliance Variable Products Series Fund(2)
Global Bond Portfolio                                           0.65%           0.52%              1.17%
Growth Portfolio                                                0.75%           0.12%              0.87%
Growth and Income Portfolio                                     0.63%           0.10%              0.73%
Premier Growth Portfolio                                        1.00%           0.09%              1.09%
Quasar Portfolio                                                1.00%           0.30%              1.30%
Technology Portfolio                                            1.00%           0.20%              1.20%
Dreyfus Variable Investment Fund
Small Company Stock Portfolio                                   0.75%           0.23%              0.98%
Dreyfus Stock Index Fund                                        0.25%           0.01%              0.26%
Fidelity Variable Insurance Products Fund(3)
VIP Growth Portfolio                                            0.59%           0.09%              0.68%
VIP High Income Portfolio                                       0.58%           0.12%              0.70%
VIP Money Market Portfolio                                      0.20%           0.10%              0.30%
Fidelity Variable Insurance Products Fund II(4)
VIP II Asset Manager Portfolio                                  0.59%           0.14%              0.73%
VIP II Contrafund Portfolio                                     0.59%           0.11%              0.70%
VIP II Investment Grade Bond Portfolio                          0.43%           0.14%              0.57%
Van Eck Worldwide Insurance Trust(5)
Worldwide Emerging Markets Fund                                 1.00%           0.61%              1.61%
Worldwide Hard Assets Fund                                      1.00%           0.20%              1.20%


(1) Other expenses are based on the expenses outlined in the prospectuses for the AIM Variable Insurance Funds, Alliance Variable Products Series Fund, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust.

(2) Expenses for the following portfolios after waivers and reimbursement by the Alliance Variable Products Series Fund's investment adviser for the period ended December 31, 1998, were as follows:
                                        Management  Other            Total
                                        Fees        Expenses         Expenses
         Global Bond Portfolio          0.64%       0.29%            0.93%
         Premier Growth Portfolio       0.97%       0.09%            1.06%
         Quasar Portfolio               0.73%       0.22%            0.95%
         Technology Portfolio           0.81%       0.14%            0.95%


(3) Expenses for the following portfolios after waivers and reimbursement by the Fidelity Variable Insurance Products Fund's investment adviser for the period ended December 31, 1998, were as follows:
                                        Management  Other            Total
                                        Fees        Expenses         Expenses
         VIP Growth Portfolio           0.59%       0.07%            0.66%

(4) Expenses for the following portfolios after waivers and reimbursement by the Fidelity Variable Insurance Products Fund II's investment adviser for the period ended December 31, 1998, were as follows:

                                        Management  Other            Total
                                        Fees        Expenses         Expenses

         VIP II Asset Manager Portfolio 0.54%       0.09%            0.63%
         VIP II Contrafund Portfolio    0.59%       0.07%            0.66%

(5) Expenses for the following portfolios after waivers and reimbursement by the Van Eck Worldwide Insurance Trust's investment adviser for the period ended December 31, 1998, were as follows:

                                        Management  Other            Total
                                        Fees        Expenses         Expenses

         Worldwide Emerging Markets     0.89%       0.61%            1.50%
         Worldwide Hard Assets Fund     1.00%       0.16%            1.16%


Federal Tax Considerations

 Your purchase of, and transactions under, your policy may have tax consequences that you should consider before purchasing the policy. You may wish to consult a tax adviser. In general, the death benefit will not be taxable income to the Beneficiary. You will not be taxed as your Policy Account Value increases. Upon a distribution from your policy, however, you may be taxed on any increase in Policy Account Value.


--------------------------------------------------------------------------------

                               Purchasing a Policy

--------------------------------------------------------------------------------


Applying for a Policy

To purchase a policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount, the death benefit option and supplemental benefit riders, if any. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

You may apply for a policy to cover a person who is younger than age 76. A newborn may be an Insured. The minimum Face Amount is $50,000.


We require a minimum initial premium before we will issue the policy. You may pay the minimum initial premium when you submit the application or at a later date.


We will not issue a policy until we have accepted the application. We will accept an application if it meets our underwriting rules. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

Your policy will become effective after:

o         We accept your application.

o         We receive an initial premium payment in an amount we determine.

o         We have completed our review of your application to our satisfaction.



Your Right to Cancel the Policy

Once you receive your policy, you should read the policy. You have the right to cancel the policy for any reason within the later of:

o    45 days after you sign Part I of the application; or

o 10 days after you received the policy. If required by the state where you live, we will extend the time period to the number of days required by law.


This is your "period to examine and cancel."

Your right to cancel also applies to the amount of any increase in Face Amount.

You may cancel the policy by returning it to our Administrative Office or to your agent within the applicable time with a written request for cancellation. We will refund you the premium paid on the policy. Thus, the amount we return will not reflect the returns of the subaccounts you selected in your application.

Premiums

The policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Office.

Restrictions on Premiums.   We may not accept any premium payment:

o    If it is less than $50.

o If the premium would cause the policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code. We will refund any portion of any premium that causes the policy to fail. In addition, we will monitor the policy and will attempt to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract under the Code.

o If the premium would increase the amount of our risk under your policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex and rating class of the proposed Insured, the desired Face Amount and any supplemental benefits or riders applied for and whether premiums will be paid by pre-authorized checking.

Planned Periodic Premium. When you apply for a policy, you select a plan for paying level premiums at specified intervals. The intervals may be monthly, quarterly, semi-annually or annually, for the life of the policy. Pre-authorized checking may be required for monthly payments. We will establish a minimum amount that may be used as the planned periodic premium.

You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely. At any time you can change the amount and frequency of planned periodic premium by sending a written notice to our Administrative Office.

Additional Premiums. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code. Depending on the Policy Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your policy from terminating.


Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your policy from lapsing. In addition, if you fail to pay any planned periodic premiums, your policy will not necessarily lapse.

Your policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

o of the negative return or insufficient return earned by one or more of the subaccounts you selected; or


o of any combination of the following -- you have outstanding loans, you have taken partial surrenders, we have deducted policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the policy will terminate without value.

We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state:

o    A Grace Period of 61 days has begun.

o The amount of premium required to prevent your policy from terminating. This amount is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

If the Insured dies during the Grace Period, we will still pay the death benefit to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

If your policy lapses with an outstanding loan you may have taxable income.

Premium Allocations. In the application, you specify the percentage of Net Premiums to be allocated to each subaccount or to the Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market Subaccount. On the first business day after the period expires, we will reallocate your Policy Account Value based on the premium allocation percentages in your application.

For  all  subsequent  premiums,  we  will  use the  allocation  percentages  you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Office. The change will apply to all Premiums received with or after your notice.

Allocation  Rules.   Your  allocation   instructions  must  meet  the  following
requirements:

o    Each allocation percentage must be a whole number; and

o Any allocation to a subaccount must be at least 5%; and the sum of your allocations must equal 100%.

Crediting Premiums. Your initial Net Premium will be credited to your Policy Account Value as of the Policy Date. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Office.

If any premium requires us to accept additional risk, we will allocate this amount to the Money Market Subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the policy, we will allocate it in accordance with your allocation percentages.


--------------------------------------------------------------------------------

                             The Investment Options

--------------------------------------------------------------------------------



You may allocate your Policy Account Value to:

o    the subaccounts which invest in the variable investment options; or

o    the Guaranteed Account.

Variable Investment Options

Under the policy, you may currently allocate your Policy Account Value into any of the available subaccounts. Each subaccount invests in a distinct portfolio of the AIM Variable Insurance Funds, Inc., Alliance Variable Products Series Fund, Inc., Dreyfus Variable Investment Fund, Fidelity Investments Variable Insurance Products Fund, Fidelity Investments Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. These portfolios operate similarly to a mutual fund but are only available through the purchase of certain insurance contracts. The funds may also include other portfolios which are not available under the policy.


AIM Variable Insurance Funds, Inc.

AIM V.I. Capital Appreciation Fund seeks growth of capital through investment in common stocks, with emphasis on medium-and smaller-sized growth companies.

AIM V.I. International Equity Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

Alliance Variable Products Series Fund, Inc.

Global Bond Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The sub-adviser for this portfolio is AIGAM International Limited, an affiliate of American International Group, Inc.

Growth Portfolio seeks long term growth of capital by investing primarily in common stocks and other equity securities.

Growth and Income Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

Premier Growth Portfolio seeks growth of capital rather than current income. In pursuing its investment objectives, the Premier Growth Portfolio will employ aggressive investment policies. Since investment will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Technology Portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio invests principally in diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Dreyfus Variable Investment Fund

Small Company Stock Portfolio seeks investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by Russell 2500 TM Index. The portfolio invests primarily in the equity securities of the small to medium-sized domestic issuers that are considered by The Dreyfus Corporation to offer above-average growth potential.

Dreyfus Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The fund attempts to be fully invested at all times in the stocks that comprise the index and stock index futures. The fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Dreyfus Corporation has engaged its affiliate, Mellon Equity Associates, to serve as the fund's index fund manager.


Fidelity Variable Insurance Products Fund (VIP)

VIP Growth Portfolio seeks capital appreciation through investments primarily in common stock.

VIP High Income Portfolio seeks high current income by investing primarily in income producing debt securities, preferred stocks and convertible securities, with emphasis on lower-quality debt securities (commonly referred to as "junk bonds"), while also considering growth of capital. The potential for high yield is accompanied by higher risk. For a more detailed discussion of the investment risks associated with such securities, please refer to the attached prospectus. The sub-advisers for this portfolio is Fidelity Management & Research Far East Inc. and Fidelity Management & Research (U.K.) Inc.

VIP Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers. An investment in the VIP Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the portfolio will maintain a stable $1.00 share price. The sub-adviser for this portfolio is Fidelity Investments Money Management, Inc., a wholly owned subsidiary of Fidelity Management & Research Company.

Fidelity Variable Insurance Products Fund II (VIP II)

VIP II Asset Manager Portfolio seeks to provide a high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term money market instruments. The sub-advisers for this portfolio is Fidelity Management & Research Far East Inc. and Fidelity Management & Research (U.K.) Inc.

VIP II Contrafund Portfolio seeks capital appreciation by investing in securities of companies whose value the manager believes is not fully recognized by the public. The sub-advisers for this portfolio is Fidelity Management & Research Far East Inc. and Fidelity Management & Research (U.K.) Inc.

VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds. The portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less. The sub-adviser for this portfolio is Fidelity Investments Money Management, Inc.


Van Eck Worldwide Insurance Trust

Worldwide  Emerging  Markets  Fund  seeks  long-term  capital   appreciation  by
investing primarily in equity securities in emerging markets around the world.

Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration. Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of (1) precious metals, (2) natural resources, (3) real estate and (4) commodities.

Guaranteed Investment Option

Under the policy, you may currently allocate your Policy Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Policy Account Value to the Loan Account which is part of the Guaranteed Account.

We treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

Interest Credited On the Guaranteed Account. All of your Policy Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The Loan Account portion of your Policy Account Value may earn a different interest rate than the remaining portion of your Policy Account Value in the Guaranteed Account.

Deductions from the Guaranteed Account. We will deduct any transfers, partial surrenders or any policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

The Loan Account will only increase or decrease in value when policy loans are taken or repayments are made. If an amount is transferred from the Loan Account to the remaining portion of the guaranteed Policy Account Value, it will be treated as a new allocation to the Guaranteed Account and will be credited with interest at the rate then in effect for Guaranteed Account allocations.

Payments from the Guaranteed Account. If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.


--------------------------------------------------------------------------------

                       Investing Your Policy Account Value

--------------------------------------------------------------------------------


The policy allows you to choose how to invest your Policy Account Value. Your Policy Account Value will increase or decrease based on:

o         The returns earned by the Subaccounts you select.

o         Interest credited on amounts allocated to the Guaranteed Account.

We will determine your policy benefits based upon your Policy Account Value. If your Policy Account Value is insufficient, your policy may terminate. If the Net Cash Surrender Value on a monthly anniversary is less than the amount of that date's monthly deduction, the policy will be in default and a Grace Period will begin.

Determining the Policy Account Value

On the Policy Date, your Policy Account Value is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Policy Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

On each Valuation Date thereafter, your Policy Account Value is equal to:

o         Your Policy Account Value held in the subaccounts; and

o         Your Policy Account Value held in Guaranteed Account.

Your Policy Account Value will reflect:

o         the premiums you pay;

o         the returns earned by the subaccounts you select;

o         the interest credited on amounts allocated to the Guaranteed Account;

o         any loans or partial surrenders; and

o         the policy expenses we deduct.

Policy Account Value in the Subaccounts. We measure your Policy Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your policy. When you allocate premiums or transfer part of your Policy Account Value to a subaccount, we credit your policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

The number of subaccount accumulation units we credit to your policy will:

o increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount.

o decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charge, is taken from the subaccount.

Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior Valuation Period multiplied by the net investment factor for the current Valuation Period.

Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and the deduction of the daily mortality and expense risk charge.

Guaranteed Policy Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

o    the total of all Net Premium, allocated to the Guaranteed Account, plus

o    any amounts transferred to the Guaranteed Account, plus

o    interest   credited  on  the  amounts  allocated  and  transferred  to  the
     Guaranteed Account, less

o    the amount of any transfers from the Guaranteed Account, less

o the amount of any partial surrenders, including the partial surrender charges, taken from the Guaranteed Account, and less

o the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

o    the amount of the Loan Account.

If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

Net Policy Account Value. The net Policy Account Value on a Valuation Date is the Policy Account Value less outstanding loans on that date.

Cash Surrender Value. The Cash Surrender Value on a Valuation Date is the Policy Account Value reduced by any surrender charge that would assessed if the policy were surrendered on that date.


Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your policy and is equal to:

o    the Cash Surrender Value, less

o    the outstanding loan on that date.

Transfers


You may transfer Policy Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests must satisfy the following requirements:

o Minimum amount of transfer -- You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

o    Form of transfer request - Transfer requests must be in writing;

o Transfers from the Guaranteed Account -- The maximum you may transfer in a Policy Year is equal to 25% of your guaranteed Policy Account Value that is not in the Loan Account. Transfers may be made only during the 60-day period within 30 days before and following the end of each Policy Year. The amount transferred must be at least $250 or the Policy Account Value held in the Guaranteed Account.


Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Office. We process transfers at the price next computed after we receive your transfer request. We may, however, defer transfers under the same conditions as described under "Other Policy Provisions - When Proceeds Are Paid."


Number of Allowable Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. We will currently assess a $25 transfer charge, however, for each transfer in excess of 12 during a Policy Year. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy Year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy Year.

We will confirm transfer requests received by fax before processing them. You should review all confirmations to determine if there have been any unauthorized transfers.

Dollar Cost Averaging

Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.


Under this program we will automatically transfer monthly a portion of your Money Market Subaccount value into other subaccounts or the Guaranteed Account for a period not in excess of 24 months. We will allocate the transfers based on your current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount or to the Guaranteed Account. There is no charge for this option which can be elected at any time provided there is a minimum balance of $2000 in the Money Market Subaccount. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in a Policy Year.


Dollar Cost Averaging From a Subaccount. If you instruct us to make the transfers from the Money Market Subaccount, you may request that we transfer:

o A specified dollar amount -- we will automatically transfer this amount in accordance with your most current premium allocation instructions for a specified period until your Policy Account Value in the transferring Money Market Subaccount is depleted.

o A specified number of months-- we will automatically transfer over a specific number of months an amount equal to one divided by the number of months remaining in the period. For example, if you elect to transfer over a 12 month period, the first transfer will be 1/12 of your Money Market Subaccount value, the second transfer will be for 1/11, the third transfer will be for 1/10 and so on until the end of the requested period.

We will begin to process your automatic transfers:


o On the first monthly anniversary following the end of the period to examine and cancel if you requested the automatic transfers when you applied for your policy.

o On the second Monthly Anniversary following the receipt of your request at our Administrative Office if you elect the option after you applied for the policy.


We will stop processing automatic transfers if:

o    The funds in the Money Market Subaccount are depleted;

o We receive you written request at our Administrative Office to cancel future transfers;

o    We receive notification of death of the Insured; or

o    Your policy goes into the Grace Period.

Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.


--------------------------------------------------------------------------------

                                  Death Benefit

--------------------------------------------------------------------------------


Death Benefit

During the policy term, we will pay the death benefit to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative
Office:

o    satisfactory proof of the Insured's death; and

o    the policy.

Payment of Death Benefit. We will pay the death benefit generally within seven days after we receive the information we require. We will pay the death benefit to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the death benefit may also be affected by other provisions of the policy.

We will pay interest on the death benefit from the date of the Insured's death to the date of payment as required by applicable state law.

Amount of Death Benefit. We will determine the death benefit as of the date of the Insured's death. The death benefit will equal:

o the death benefit amount determined according to the death benefit option selected; plus

o    any other benefits then due from riders to the policy; minus

o    the outstanding loan, if any, and accrued loan interest; minus

o    any overdue monthly deductions if the Insured dies during a Grace Period.

Death Benefit Options

You may select from two death benefit options.


Option I - Level Death Benefit Option. The basic death benefit will be the greater of:

     (1)  the Face Amount; or

     (2) Policy Account Value at date of death multiplied by the appropriate minimum death benefit factor.

Option II - Increasing Death Benefits Option. The basic death benefit will be the greater of:


     (1)  the Face Amount plus the Policy Account Value; or

     (2) Policy Account Value at date of death multiplied by the appropriate minimum death benefit factor.

Changes in Death Benefit Options

You may change your death benefit option by providing your agent with a written request or by writing us at our Administrative Office. We may require that you submit satisfactory evidence of insurability to us.

If you request a change from Option I to Option II, we will decrease the Face Amount by an amount equal to your Policy Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

If you request a change from Option II to Option I, we will increase the Face Amount by an amount equal to your Policy Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the death benefit remains the same on the date the change takes effect.

Once approved, we will issue new policy information pages and attach a copy of your application for change. The change will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. We reserve the right to decline to make any changes that we determine would cause the policy to fail to qualify as life insurance under our interpretation of the Code.

The change will take effect on the next Monthly Anniversary that coincides with or next follows the date we approve your request.

Changes in Face Amount

At any time after the first policy anniversary while the policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your policy to fail to qualify as life insurance under of the Code.

Increases in Face Amount.  Any request for an increase:

     o    Must be for at least $10,000.

     o May not be requested in the same Policy Year as another request for an increase.

     o    May not be requested after the Insured is Attained Age 75.

A written application must be submitted to our Administration Office along with satisfactory evidence of insurability. You must return the policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Policy Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount.

Decreases in Face Amount.  Any request for a decrease:

     o    Must be at least $5,000.

     o Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a policy.

     o During the first 5 Policy Years, the Face Amount may not be decreased by more than 10% of the initial Face Amount in any one Policy Year.

     o No decrease may be made during the first 12 months following an increase in Face Amount.

     o If the Face Amount is decreased during the first 14 Policy Years or within 14 Policy Years of an increase in Face Amount, a surrender charge may be applicable.

Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the policy as a modified endowment contract.


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                     Cash Benefits During the Insured's Life

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During the life of the  Insured,  your  policy has cash  benefits  which you may access within limits by taking loans, partial surrenders or a full surrender.

Policy Loans

You may request a loan against your policy at any time after the first Policy Year or after the first 12 months following an increase in Face Amount while the policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take.

     o Maximum Loan Amount. After First Policy Year -- The maximum loan amount is:

     o    90% of Your Net Cash Surrender Value, less

     o    Any outstanding loans

     o    Minimum Loan Amount -- $500

You must submit a written request for a loan to the Administrative Office. Loans will be processed as of the date we receive the request at our Administrative Office. Loan proceeds generally will be sent to you within seven days.

Interest. We charge interest daily on any outstanding loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on policy loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.

For Policy Years 11 and later, a portion of the loanable amount may be available on a preferred loan basis. The amount available on a preferred basis is the excess, if any, of the Policy Account Value over the sum of the premiums paid. For a preferred loan, the interest rate charged and credited to the preferred portion of the loan value will be the same.

Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each Account on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

Effect of Loan. A loan, whether or not repaid, will have a permanent effect on the death benefit and Policy Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

If the death benefit becomes payable while a loan is outstanding, the outstanding loan will be deducted in calculating the death benefit.

If the outstanding loan exceeds the Net Cash Surrender Value on any Monthly Anniversary, the policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

Outstanding Loan. The outstanding loan on a Valuation Date equals:

     o All loans that have not been repaid (including past due unpaid interest added to the loan), plus

     o    accrued interest not yet due.

Loan Repayment. You may repay all or part of your outstanding loan at any time while the Insured is living and the policy is in force. Loan repayments must be sent to our Administrative Office and will be credited as of the date received.

Partial Surrenders

You may request a partial surrender at any time after the first policy anniversary. No more than two partial surrenders may be made during a Policy Year.

We may limit the minimum and maximum amount of partial surrenders.

o Maximum Partial Surrender Amount - 90% of your policy's Net Cash Surrender Value except that the partial surrender may not cause the Face Amount to be less than the required minimum Face Amount.

o         Minimum Partial Surrender Amount -- $500

In order to make a partial surrender, you must submit a written request to our Administrative Office. We will reduce your Policy Account Value by the partial surrender amount plus any applicable charges. When you request a partial surrender, you may direct us to take the requested amount from any subaccount or from the Guaranteed Account. If the Guaranteed Account or subaccount value is insufficient to withdraw the amount requested, we will withdraw the difference from the remaining Accounts on a pro rata basis unless you have provided specific instructions to withdraw the amount from one or several Accounts.


We will process partial surrender requests at the price next computed after we receive your written request at our Administrative Office. We will generally pay partial surrenders within seven days.


Expenses for Partial Surrenders. We will deduct the applicable surrender charge on a partial surrender. This charge will be deducted from your Policy Account Value along with the amount requested to be surrendered and will be considered part of the partial surrender (together, the "partial surrender amount"). Currently, we assess an administrative charge equal to the lesser of $25 of the amount surrendered. In certain states the charge may be the lesser of $25 or 2% of the amount surrendered.

Effect of Partial Surrender on Your Face Amount. The Face Amount of your policy will also be reduced by the partial surrender amount if you selected Option I as your death benefit.

We will reduce the Face Amount by the amount of the partial surrender in the following order:

1. The most recent increase in the Face Amount, if any, will be reduced first.

2. The next most recent increases in the Face Amount, if any, will then be successively decreased.

3. The initial Face Amount will then be decreased.

No partial surrender may be made that would reduce the Face Amount below the minimum Face Amount.

Partial surrenders from your policy may have tax consequences.

Surrendering the Policy for Net Cash Surrender Value.

You may surrender your policy at any time for its Net Cash Surrender Value by submitting a written request to our Administrative Office. We will require return of the policy. A surrender charge may apply. We will process a surrender request as of the date we receive your written request and all required documents. Your surrender request generally will be paid within seven days. The Net Cash Surrender Value may be taken in one sum or it may be applied to a payment option. Your policy will terminate and cease to be in force if it is surrendered for one sum. It cannot later be reinstated.


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                          Payment Options for Benefits

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We offer a wide variety of optional ways of receiving proceeds payable under the policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of guaranteed benefit payments.


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                             Expenses of the Policy

--------------------------------------------------------------------------------


Periodically, we will deduct expenses related to your policy. We will deduct these:

     o    from premium, Policy Account Value and from subaccount assets; and

     o    upon certain transactions.

The amount of these expenses are described in your policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

Deduction From Premium

We will deduct 5% plus a state specific percent of premium from each premium payment. This charge is intended to provide for state premium taxes, DAC taxes and for other expenses associated with acquiring and servicing a policy.

Monthly Deductions From Policy Account Value

On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Policy Account Value. On the Issue Date the amount deducted is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary. We will deduct charges on each Monthly Anniversary for:

     o    The administration of your policy.

     o    The acquisition and underwriting costs of your policy.

     o    The cost of insurance for your policy.

     o    The cost of any supplemental benefits or riders.

We will take the monthly deductions from your Policy Account Value and from each subaccount on a pro rata basis.

Administrative Charge. This charge compensates us for administrative expenses associated with the policy and the Separate Account. The policy refers to these expenses as the "monthly expense charge" and the "additional first year administrative charge."

Monthly Expense Charge. We will make a deduction from your Policy Account Value for expenses such as premium billing and collection, record keeping, processing claims, loans, policy changes, reporting and overhead costs, processing applications and establishing policy records associated with the administration of your policy. This charge will vary based on the Policy Face Amount. The chart below reflects the current and guaranteed monthly expense charges:

                                                        Current      Guaranteed
Monthly Expense Charge Per Policy                       Charge        Charge

If the Face Amount is between $50,000 and $199,999      $  7.50       $  15.00
If the Face Amount is between $200,000 and $499,999     $  5.00       $  10.00
If the Face Amount is $500,000 or greater               $  4.00       $  10.00
First Year Additional Charge                            $ 20.00       $  25.00

First Year Administrative Charge. There is an additional monthly expense charge during the first Policy Year and following an increase in Face Amount for our expenses associated with the acquisition and underwriting of your policy. We deduct a monthly charge, not to exceed $25, during the first 12 months after the Policy Date and the 12 months immediately following a Face Amount increase.


Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from policy to policy and from month to month. For any policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the net amount at risk under the policy described below on that Monthly Anniversary.


The net amount at risk is calculated as (a) minus (b) where:

(a) is the current death benefit at the beginning of the policy month divided by 1.0032737; and (b) is the current total Policy Account Value.

Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

o         non-smoker standard
o         smoker
o         substandard for those involving a higher mortality risk

We place the Insured in a rate class when we issue the policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Policy Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Policy Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

In order to maintain the policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Policy Account Value will cause an automatic increase in the death benefit. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

The guaranteed cost of insurance charges at any given time for a substandard policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge. Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker risk class are generally lower than rates for an Insured of the same age and sex in a smoker risk class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker risk class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard risk class.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits. Mortality tables for the policy generally distinguish between males and females. Thus, premiums and benefits under the policy covering males and females of the same age will generally differ. We do, however, also offer the policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a policy should consult their legal advisers to determine whether purchase of a policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer the policy with unisex mortality tables to such prospective purchasers.

Deduction From Subaccount Assets

Mortality and Expense Risk Charge. We deduct a daily charge from your Policy Account Value in the subaccounts for assuming certain mortality and expense risks under the policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The guaranteed and current charge is at an annual rate of 0.90% of the subaccount assets. Although, the charge may be decreased to not less than 0.50% in Policy Years 11 and later, it is guaranteed not to exceed an annual rate of 0.90% of your Policy Account Value in the subaccounts for the duration of a policy.

The mortality risk we assume is that the Insured under a policy may die sooner than anticipated, and therefore we will pay an aggregate amount of death benefit greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all Policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against all Policies.


Deductions Upon Policy Transactions

Transfer Charge. We currently impose a $25 transfer charge on any transfer of Policy Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy Year. When we impose the charge, we deduct it from the amount requested to be transferred before allocation to the new subaccount(s). We will show the transfer charge in the confirmation of the transaction.

Surrender Charge. If the policy is surrendered or there is a decrease in Face Amount during the first 14 Policy Years, we will deduct a surrender charge based on the initial Face Amount. If a policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the amount by which the Face Amount had been increased. The surrender charge will be deducted before any surrender proceeds are paid.

Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of
(3) times the sum of (1) and (2) where:

(1) is equal to 25% of the first year paid premium up to the surrender charge premium (see Appendix B); and (2) is equal to 4% of the first year paid premium in excess of the surrender charge premium; and (3) is a factor based on the Policy Year when the surrender occurs as described in the following table:

      Policy
      Year                  Factor

         1                 100%
         2                 100%
         3                 100%
         4                 100%
         5                 100%
         6                  90%
         7                  80%
         8                  70%
         9                  60%
         10                 50%
         11                 40%
         12                 30%
         13                 20%
         14                 10%
         15+                 0%


Surrender Charge Based On An Increase Or Decrease In Face Amount. If you increase the Face Amount of the policy, we will impose an additional surrender charge during the 14 Policy Years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If you reduce the Face Amount of the policy before the end of the 14th Policy Year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Policy Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the policy. If you have made several increases in Face Amount, we will apply the surrender charge to prior increases in Face Amount of the policy in the reverse order in which such increases took place, before applying the additional surrender charges to the initial Face Amount of the policy.

Partial Surrender Charge.  We may deduct a partial surrender charge:

o         upon a partial surrender; and
o         if you decrease your Policy's Face Amount.

The amount of the partial surrender charge is equal to a pro rata portion of the surrender charge that would apply to a full surrender. We deduct the partial surrender charge, proportionately, from the subaccounts or the Guaranteed Account affected by your partial surrender.

Partial Surrender Charge Due to Decrease in Face Amount. We will deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the policy prior to the decrease).


Partial Surrender Administrative Charge. We currently deduct an administrative charge of $25 upon a partial surrender. In certain states the charge may be the lesser of $25 or 2% of the amount surrendered.


Discount Purchase Programs

The amount of the surrender charge and other charges under the policy may be reduced or eliminated when sales of the policy are made to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.


--------------------------------------------------------------------------------

                        Supplemental Benefits and Riders

--------------------------------------------------------------------------------


We intend to make available certain supplemental benefits and riders which may in the future be issued with the policy. Any monthly charges for these supplemental benefits and riders, as listed below, will be deducted from the Policy Account Value.

Accelerated Benefit Rider (ABR)
Accidental Death Benefit Rider (ADB)
Guaranteed Minimum Death Benefit (GMDB)
Child's Term Rider (CTR)
Other Insured Term Rider (OIR)
Primary Insured Term Rider (PIR)
Waiver of Monthly Deductions (WMD)
Waiver of Specified Premium (WSP)


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                             Other Policy Provisions

--------------------------------------------------------------------------------


Right to Exchange or Convert

You may exchange or convert this policy to a flexible premium fixed benefit life insurance policy on the life of the Insured without evidence of insurability. This exchange may be made:

(a)      within 24 months after the Issue Date while the policy is in force;

(b)      within 24 months of any increase in Face Amount of the policy; or

(c) within 60 days of the effective date of a material change in the investment policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

When an exchange or conversion is requested, we accomplish the exchange by transferring all of the Policy Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Policy Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, issue date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

Limits on our Rights to Contest the Policy

Incontestability. We will not contest the policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the Issue Date, our liability will be limited to the payment of a single sum. This sum will be equal to the premiums paid, minus any loan and accrued loan interest, minus any partial surrender, and minus the cost of any riders attached to the policy. If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the effective date of an increase in the Face Amount, then our liability as to the increase in amount will be limited to the payment of a single sum equal to the monthly cost of insurance deductions made for such increase plus the expense charge deducted for the increase.

Changes in the Policy or Benefits

Misstatement of Age or Sex. If an Insured's age or sex has been misstated in the policy, the death benefit and any benefits provided by riders shall be those which would be purchased at the then current cost of insurance charge for the correct age and sex.

Other Changes. At any time we may make such changes in the policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

When Proceeds Are Paid

We will ordinarily pay any death benefit, loan proceeds or partial or full surrender proceeds within seven days after receipt at our Administrative Office of all the required documents. Other than the death benefit, which are determined as of the date of death, the amount will be determined as of the date we receive the required documents. However, we may delay making a payment or processing a transfer request if:


(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Securities and Exchange Commission, or the Securities and Exchange Commission declares that an emergency exists; or


(2) the Securities and Exchange Commission by order permits postponement of payment for your protection.

In addition we may delay making deductions from the Guaranteed Account.

Reports to Owners

You will receive a confirmation within seven days of the transaction of:

     o the receipt of any unplanned premium (and any premium received before the Issue Date);

     o    any change of allocation of premiums;

     o    any transfer among subaccounts;

     o    any loan, interest repayment, or loan repayment;

     o    any partial surrender;

     o any return of premium necessary to comply with applicable maximum receipt of any premium payment;

     o    any exercise of your right to cancel;

     o    an exchange of the policy;

     o    full surrender of the policy; or

     o    payment of the death benefit under the policy.

Within 30 days after each policy anniversary we will send you a statement. The statement will show the death benefit currently payable, and the current Policy Account Value, Cash Surrender Value, and the outstanding loan. The statement will also show premiums paid, all charges deducted during the last Policy Year, and all transactions. We will also send to you reports of the investments within the Separate Account at least annually.

Assignment

You may assign the policy in accordance with its terms on a form provided by us. We will not be deemed to know of an assignment unless we receive a copy of this assignment form at our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Any assignment or pledge of a modified endowment contract as collateral for a loan may result in a taxable event.

Reinstatement

If the policy has ended without value, you may reinstate policy benefits while the Insured is alive if you:

     1. Request reinstatement of policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

     2.   Provide evidence of insurability satisfactory to us;

     3. Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
          (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Policy Account Value; and

     4. Repay or reinstate any loan which existed on the date the policy ended.

The effective date of the reinstatement of policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Policy Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the policy lapsed.

We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Policy Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

--------------------------------------------------------------------------------

                             Performance Information

--------------------------------------------------------------------------------


From time to time we may advertise the "total return" and the "average annual total return" of the subaccounts and the portfolios. Both total return and average total return figures are based on historical earnings and are not intended to indicate future performance.

"Total Return" for a portfolio refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the subaccounts refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized, and the mortality and expense risk charge. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if a portfolio's or subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results.


The performance information set forth in Appendix C reflects the total of the income generated by the portfolio net of the total portfolio operating expenses (i.e., management fees and other portfolio expenses), plus capital gains and losses, realized or unrealized. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads; DAC taxes; and any state or local premium taxes. If these charges were included, the total return figures would be lower.


Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policy and the characteristics of and market for such financial instruments.

Total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the policy being offered will be calculated as if the policy had been offered during that period of time, with all charges assumed to be those applicable to the policy. Performance information for any subaccount in any advertising will reflect only the performance of a hypothetical investment in the subaccount during the particular time period on which the calculations are based.
Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown in any advertising and will depend on a number of factors, including the investment allocations by an Owner and the different investment rates of return for the portfolios.


--------------------------------------------------------------------------------

                        Federal Income Tax Considerations

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The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Code will change. You should speak to a competent tax adviser to discuss how the purchase of a policy and the transactions you make under the policy will impact your federal tax liability.

Tax Status of the Policy

A policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the policy meets the definition of a life insurance contract under Section 7702 of the Code. You bear the risk that the policy may not meet the definition of a life insurance contract. You should consult your tax adviser to discuss these risks.

The Company

We are taxed as a life insurance company under the Code. For federal tax purposes, the Separate Account and its operations are considered to be part of our operations and are not taxed separately.

Diversification and Investor Control

The Code requires that we diversify the investments underlying variable insurance contracts. If the investments are not properly diversified and any remedial period has passed, Section 817(h) of the Code provides in general the contract is immediately disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the policy as a life insurance contract would result in taxable income to you at the time that we allocate any earnings to your policy. You would have taxable income even though you have not received any payments under the policy. To the extent that any segregated asset account with respect to a variable life insurance contract invests exclusively in securities issued by the U.S. Treasury, the diversification standard is satisfied. A segregated asset account underlying life insurance contracts such as the policy will also meet the diversification requirements if, as of the close of each quarter:

     o the regulated investment companies in which the segregated asset account invest satisfy the diversification requirements described below; and

     o not more than 55 percent of the value of the assets of the account are attributable to cash and cash items (including receivables), government securities and securities of other regulated investment companies.

Alternatively, the diversification requirements may be met for each if:

     o no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

     o no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

     o no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

     o no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

There are several ways for investments to meet the diversification requirements. Generally, each United States government agency or instrumentality is treated as a separate issuer under these rules.

All securities of the same issuer are generally treated as a single investment.

We intend that each portfolio in which the subaccounts invest will be managed by its investment adviser in compliance with these diversification requirements. A variable life insurance policy could fail to be treated as a life insurance contract for tax purposes if the owner of the policy has such control over the investments underlying the policy (e.g., by being able to transfer values among subaccounts with only limited restrictions) so as to be considered the owner of the underlying investments. There is some uncertainty on this point because no guidelines have been issued by the Treasury Department. If and when guidelines are issued, we may be required to impose limitations on you're rights to control investment designations under the policy. We do not know whether any such guidelines will be issued or whether any such guidelines would have retroactive effect. We, therefore, reserve the right to make changes that we deem necessary to insure that the policy qualifies as a life insurance contract.

Tax Treatment of the Policy

Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how Section 7702 is to be applied is quite limited. If a policy were determined not to be a life insurance contract for purposes of Section 7702, that policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

With respect to a policy issued on the basis of a standard rate class, we believe that such a policy should meet the Section 7702 definition of a life insurance contract.

With respect to a policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a policy would satisfy Section 7702, particularly if the you pay the full amount of premiums permitted under the policy.

If subsequent guidance issued under Section 7702 leads us to conclude that a policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict policy transactions if we determine such action to be necessary to qualify the policy as a life insurance contracts under
Section 7702.

Tax Treatment of Policy Benefits In General

This discussion assumes that each policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The death benefit under the policy should be excluded from the taxable gross income of the Beneficiary. In addition, the increases in the Policy Account Value should not be taxed until there has been a distribution from the policy such as a surrender, partial surrender or lapse with loan.

Pre-Death Distribution

The tax treatment of any distribution you receive before the Insured's death depends on whether the policy is classified as a modified endowment contract.

Policies Not Classified as Modified Endowment Contracts

o If you surrender the policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy Years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums

o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the policy for the purposes of determining whether a withdrawal is taxable.

o Loans you take against the policy are ordinarily treated as debt and are not considered distributions subject to tax.

 Modified Endowment Contracts

o The rules change if the policy is classified as a modified endowment contract ("MEC"). The policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the policy to be classified as a MEC. The rules on whether a policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a policy transaction will cause the policy to be classified as a MEC. We will monitor your policy and will take steps reasonably necessary to notify you on a timely basis if your policy is in jeopardy of becoming a MEC.

o If the policy is classified as a MEC, then amounts you receive under the policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the policy increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the policy became a MEC.

o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

o All MECs issued by us to you during the same calendar year are treated as a single policy for purposes of applying these rules.

Interest on Policy Loans. Except in special circumstances, interest paid on a loan under a policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

Policy Exchanges and Modifications. Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a loan, a partial surrender, a surrender, a change in owners or an assignment of the policy may have federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds will depend on the circumstances of each Owner or Beneficiary.

Withholding. We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to non-resident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Generation Skipping Transfer Tax. A transfer of the policy or the designation of a Beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have generation skipping transfer tax consequences.

Contracts Issued in Connection With Tax Qualified Pension Plans. Prior to purchase of a policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

Possible Charge for the Company's Taxes

At the present time, we do not deduct any charges for any federal state or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policy.


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                           Distribution of the Policy

--------------------------------------------------------------------------------


The policy is sold by licensed insurance agents, where the policy may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The policy will be distributed through the principal underwriter for the Separate Account, AIG Equity Sales Corp. (AIGESC) 70 Pine Street, New York, New York, an affiliate of ours. AIGESC may also enter into selling agreements with other broker dealers that will offer the policy.

Commissions may be paid to registered representatives based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the policy.

Other Policies Issued by the Company

We may offer other policies similar to those offered herein.


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                            About Us and the Accounts

--------------------------------------------------------------------------------



American  International  Life  Assurance  Company of New York

We are a stock life insurance company organized under the laws of New York. We were incorporated in 1962. We provide a full range of individual and group life, disability, accidental death and dismemberment policies and annuities. We are a subsidiary of American International Group, Inc., which is a holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.


Year 2000

The Year 2000 issue arises from computer programs being written using two digits rather than four digits to define the applicable year. This could result in a failure of the information technology systems (IT systems) and other equipment containing imbedded technology (non-IT systems) in the year 2000, causing disruption of our operations and of our lessees, vendors, or business partners. We have developed a plan to address the Year 2000 issue as it affects our internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom we have critical relationships.

Our plan for addressing internal systems includes:

o an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue;

o    definition of strategies to address affected systems and equipment;

o    remediation of identified affected systems and equipment; and

o    internal certification that each internal system is Year 2000 compliant.

We have remediated, tested and returned to production substantially all of our internal IT systems. We continue to remediate and test internal non-IT systems and expect to complete our remediation by mid-1999.

We have also initiated formal communications with respect to the Year 2000 issue to those third parties which have significant interaction with us. Currently, we are unable to ascertain whether all such third parties will successfully address the Year 2000 issue, particularly those third parties outside the United States where it is believed that remediation efforts relating to the Year 2000 issue may be less advanced. While we expect to have no interruption of operations as a result of internal IT and non-IT systems, significant uncertainties remain about the effect on us of third parties who are not Year 2000 compliant. We will continue to monitor third party Year 2000 issue readiness to determine whether additional or alternative measures may be necessary. Such measures may include selecting alternate third parties or other actions designed to mitigate the effects of a third party's lack of preparedness. There can be no assurance that unresolved Year 2000 issues of third parties will not have a material adverse impact on our results of operations, financial condition or liquidity. We are considering the effects of Year 2000 related failures on our business and, as the most reasonably likely worst case scenarios become more clearly identified, we will develop appropriate contingency plans.

The funds, like other third parties, may not have resolved their Year 2000 issues that may have a material adverse impact on your contract values as well as our operations and we cannot assure that it will. Please refer to Year 2000 discussions in the fund's prospectus.

The Separate Account


We established the Separate Account as a separate investment account on June 5, 1986. It is used to support the policy and other variable life insurance policies, and may be used for other permitted purposes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the federal securities laws and qualifies as a "separate account" within the meaning of these laws.

Although you may have allocated your Policy Account Value to the subaccounts, you do not own these assets. You only own your policy. We own the assets in the Separate Account. The Separate Account may include other subaccounts which are not available under the policy.


Income, gains and losses, realized or unrealized, of a subaccount are credited to or charged against the subaccount without regard to any of our other income, gains or losses. Assets equal to the reserves and other contract liabilities with respect to each subaccount are not chargeable with liabilities arising out of any of our other businesses or separate accounts. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the policy.

We have reserved certain rights regarding the Separate Account. We will exercise these rights only in compliance with all applicable regulatory requirements. We have the right to:

o    Change, add or delete designated investment options.

o    Add or remove subaccounts.

o Withdraw assets of a class of policies to which the policy belongs from a subaccount and put them in another subaccount. o Combine any two or more subaccounts.

o Register other separate accounts or deregister the Separate Account with the Securities and Exchange Commission.

o Run the Separate Account under the direction of a committee, and discharge such committee at any time.

o Restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Separate Account.


o Operate the Separate Account or one or more of the subaccounts making direct investments or in any other form. If we do so, we may invest the assets of the Separate Account or one or more of the Subaccounts in any investments that are legal, as determined by our counsel.


We will not change an investment adviser or any investment of a subaccount of our Separate Account unless approved by the Commissioner of Insurance of New York or deemed approved in accordance with such law or regulation. Any approval process is on file with the insurance supervisory official of the jurisdiction in which this policy is delivered.

If any change we make results in a material change in the underlying investments of a subaccount, we will notify you of such a change. If you have value in that subaccount:

o We will transfer it at your written direction from that subaccount (without charge) to another subaccount or to the Guaranteed Account, and

o    You may then change your premium allocation percentages

Voting Rights

We are the legal owner of shares held by the subaccounts and as such have the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, we will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions we receive from Owners with Policy Account Value in the subaccounts. If allowed by law or required by law we may vote shares of the portfolios without obtaining instructions or in disregard to instructions we have received. If we ever disregard voting instructions, we will advise you of that action and our reasons for such action in the next semiannual report.

The Guaranteed Account

The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

We have not registered:

o    interests in the Guaranteed Account under the Securities Act of 1933, and

o    the Guaranteed Account as an investment company.

The staff of the Securities and Exchange Commission has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.



--------------------------------------------------------------------------------

                      Our Directors and Executive Officers

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                            MANAGEMENT OF THE COMPANY

    The directors and principal officers of the company are listed below with their current principal business affiliation and their principal occupations during the past five(5) years. All officers have been affiliated with the company during the past five (5) years unless otherwise indicated.


                                                 Current Principal
                                                 Business Affiliations
                                                 and Principal Occupations
Name and Address             Office              During Past Five Years


Michele L. Abruzzo           Director,            Senior Vice President of
80 Pine Street               Sr. Exec.            AIG Life Insurance Company
13th Floor                   Vice Pres.
New York, NY  10005

Paul S. Bell                 Director,           Vice President, Actuary
One Alico Plaza              Senior Vice         and Director of AIG
600 King Stree               President           Life Insurance Company
Wilmington DE 19801          and Chief
                             Actuary

Marion Elizabeth Fajen       Director            Retired; formerly Vice
5608 N. Waterbury Rd.                            President and Secretary of
Des Moines, IA 50312                             AIG, Inc.

Patrick Joseph Foley         Director            Retired; Formerly Vice
Donovan, Perry, Carbon,                          President & General Counsel
 McDermit & Radzil                               AIG Life Insurance Company
Wall Street Plaza
88 Pine Street
New York, NY  10005

Cecil Calvert Gamwell, III   Director            Director-Life Division AIG,
419 West Beach Road                              Inc.,Director-Seguros,
Charleston, RI  02813                            Venezela and Director (ALT)
                                                 Seguros Interamericanos (of
                                                 New York)

Maurice R. Greenberg         Director            Chairman of the Board,
70 Pine Street                                   President and Chief
New York, NY  10270                              Executive Officer of AIG, Inc.


Howard Earl Gunton Jr.       Chief               Senior Vice President and
One Alico Plaza              Financial           Comptroller of AIG
600 King Street              Officer ,           Life Insurance Company
Wilmington DE 19801          Senior Vice
                             President

Jack Russell Harnes          Director            Retired; Formerly Medical
70 Pine Street                                   Director of AIG
New York, New York 10270                         Life Insurance Company

John Iniss Howell            Director            Retired; former Director of
Indian Rock Corporation                          AIG, Inc. Director of
263 Glenville Road, 2nd Fl.                      Schroder Capital
Greenwich, CT 06831                              Management.

Jerome Thomas Muldowney      Director            Senior Vice President of
175 Water Street             Senior  AIG         AIG Life Insurance Company,
New York, NY  10038          Vice                Senior Managing Director of
                             President           AIG Global Investment Corp.

Robinson K. Nottingham       Director            Chairman of the Board,
70 Pine Street               Chairman of         Chief Executive Officer of
New York, NY  10270          the Board           American International Life
                                                 Insurance Company (ALICO)

Michael Mullin               Chief               Senior Vice President
One Alico Plaza              Operating           of AIG Life Insurance
600 King Street              Officer, Sr.        Company
Wimington, DE  19801         Vice Pres.

Nicholas Alexander           Director            Senior Vice President
O'Kulich                     Vice                of AIG, Inc.
70 Pine Street               Chairman
New York, NY  10270          & Treasurer

Edmund Sze-Wing Tse          Director            Vice Chairman of AIG, Inc.
70 Pine Street
New York, NY  10270

Elizabeth Margaret Tuck      Secretary           Secretary and Assistant
70 Pine Street                                   Secretary of AIG, Inc., and
New York, NY  10270                              certain affiliates


Gerald Walter Wyndorf        Director            Executive Vice President of
80 Pine Street               Chief Exec          AIG Life
13th Floor                   Officer and         Insurance Company
New York, NY  10005          President





--------------------------------------------------------------------------------

                                Other Information

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State Regulation

We are subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operation for the preceding year and our final condition as of the end of such year. Regulation by the Insurance Department includes periodic examinations to determine our policy liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the staff of the Insurance Department pursuant to the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

Legal Proceedings

There are no legal proceedings to which the Separate Account or the principal underwriter is a party. We are engaged in various kinds of routine litigation which, in our opinion, are not of material importance in relation to our total capital and surplus.

Experts

The financial statements which appear in this prospectus have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, as stated in its reports, and have been included in reliance upon the authority of such firm as experts in accounting and auditing.

Legal Matters

Legal matters relating to the federal securities laws are being passed upon by the firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C.

Published Ratings

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's . The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and should not be considered as bearing on the investment performance of assets held in the Separate Account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

--------------------------------------------------------------------------------

                              Financial Statements

--------------------------------------------------------------------------------

                      AMERICAN INTERNATIONAL LIFE ASSURANCE
                               COMPANY OF NEW YORK
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)












                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                           Report of Independent Accountants

To the Stockholders and Board of Directors
American International Life Assurance Company of New York

In our opinion, the accompanying balance sheets and the related statements of income, capital funds, cash flows, and comprehensive income present fairly, in all material respects, the financial position of American International Life Assurance Company of New York (a wholly-owned subsidiary of American International Group, Inc.) at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.





February 5, 1999

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                                 (in thousands)

                                                                        December 31,            December 31,
                                                                            1998                   1997
                                                                        ------------------      ----------
Assets

Investments and cash:
     Fixed maturities:
        Bonds available for sale, at market value                          $  5,065,014          $  4,995,019
        (cost: 1998 - $4,798,349: 1997 - $4,712,085)
     Equity securities:
         Common stock
         (cost: 1998 - $12,848: 1997 - $13,568)                                  26,659                27,254
         Non-redeemable preferred stocks
         (cost: 1998 - $13,544: 1997 - $565)                                     14,691                   567
Mortgage loans on real estate, net                                              544,401               554,521
Real estate, net of accumulated
 depreciation of $6,325 in 1998 and $6,823 in 1997                               19,587                25,450
Policy loans                                                                     10,281                10,682
Other invested assets                                                            84,156                58,048
Short-term investments                                                          252,565                79,893
Cash                                                                            157,187                   299
                                                                          -------------        --------------

    Total investments and cash                                                6,174,541             5,751,733


Amounts due from related parties                                                  5,433                 4,802
Investment income due and accrued                                                81,703                82,331
Premium and insurance balances receivable-net                                    16,172                13,459
Reinsurance assets                                                               27,234                20,609
Deferred policy acquisition costs                                                41,421                39,748
Separate and variable accounts                                                  319,632               241,541
Other assets                                                                      1,377                 2,020
                                                                         --------------        --------------

                                    Total assets                          $   6,667,513          $  6,156,243
                                                                           ============           ===========


                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                                       December 31,           December 31,
                                                                           1998                  1997

Liabilities

  Policyholders' funds on deposit                                          $  3,607,190           $   3,513,621
  Future policy benefits                                                      1,694,572               1,662,751
  Reserve for unearned premiums                                                   4,751                   6,021
  Policy and contract claims                                                    318,614                  45,195
  Reserve for commissions, expenses and taxes                                     5,048                   4,568
  Insurance balances payable                                                     12,088                   4,624
  Federal income tax payable                                                      7,623                   3,071
  Deferred income taxes                                                          65,683                  70,900
  Amounts due to related parties                                                 15,231                   4,491
  Separate and variable accounts                                                319,632                 241,541
  Other liabilities                                                                 964                  24,277
                                                                       ----------------           -------------


                                    Total liabilities                         6,051,396               5,581,060
                                                                           -------------            -----------




Capital funds


  Common stock, $200 par value; 16,125 shares
       authorized, issued and outstanding                                         3,225                   3,225
  Additional paid-in capital                                                    197,025                 197,025
  Retained earnings                                                             220,949                 190,252
  Accumulated other comprehensive income                                        194,918                 184,681
                                                                           ------------           -------------

                                    Total capital funds                         616,117                 575,183
                                                                           ------------            ------------


Total liabilities and capital funds                                        $  6,667,513             $ 6,156,243
                                                                            ===========              ==========


                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                                            Years ended December 31,

                                                           1998                     1997                    1996
                                                       ------------             ------------            ------------
Revenues:
  Premiums                                             $   100,339              $     96,429           $    149,472
  Net investment income                                    455,176                   435,098                402,078
  Realized capital (losses) gains                           (1,694)                     (226)                   610
                                                       ------------            -------------           ------------


                     Total revenues                        553,821                   531,301                552,160
                                                         ---------                ----------              ---------


Benefits and expenses:
  Benefits to policyholders                                178,401                   165,157                163,377
  Increase in future policy benefits
   and policyholders' funds on deposit                     252,476                   221,192                284,936
  Acquisition and insurance expenses                        59,662                    58,231                 54,875
                                                        ----------               -----------             ----------

                    Total benefits and expenses            490,539                   444,580                503,188
                                                         ---------                ----------              ---------


Income before income taxes                                  63,282                    86,721                 48,972
                                                        ----------              ------------             ----------

Income taxes (benefits):
   Current                                                  33,357                    30,000                 26,853
   Deferred                                                (10,772)                      930                 (9,509)
                                                        ----------            --------------            ------------

                    Total income taxes                      22,585                    30,930                 17,344
                                                        ----------               -----------             ----------

Net income                                             $    40,697              $     55,791            $    31,628
                                                        ==========               ===========             ==========


                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           STATEMENTS OF CAPITAL FUNDS
                                 (in thousands)


                                                                         Years ended December 31,

                                                           1998                   1997                      1996
                                                       ------------           ------------             -------------
Common Stock

Balance at beginning of year                          $       3,225          $       3,225            $       3,225
                                                       ------------           ------------             ------------

Balance at end of year                                        3,225                  3,225                    3,225
                                                       ------------           ------------             ------------



Additional paid-in capital

Balance at beginning of year:                               197,025                197,025                  197,025
                                                         ----------             ----------               ----------

Balance at end of year                                      197,025                197,025                  197,025
                                                         ----------             ----------               ----------


Retained earnings
  Balance at beginning of year                              190,252                134,461                  152,833
  Net income                                                 40,697                 55,791                   31,628
  Dividends to Stockholders                                 (10,000)                  -                     (50,000)
                                                        -----------       ----------------              -----------

  Balance at end of year                                    220,949                190,252                  134,461
                                                         ----------             ----------               ----------


Accumulated other comprehensive income
  Balance at beginning of year                              184,681                135,431                  153,424
  Unrealized appreciation (depreciation) of
       investments - net of reclassification
       adjustments                                           (4,208)               104,775                 (103,367)
  Deferred income tax benefit (expense) on
       changes and future policy benefits                    14,445                (55,525)                  85,374
                                                        -----------           -------------             -----------

   Balance at end of year                                   194,918                184,681                  135,431
                                                         ----------            -----------               ----------



               Total capital funds                      $   616,117            $   575,183              $   470,142
                                                         ==========             ==========               ==========




                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                                                                      Years ended December 31,


                                                                            1998                1997             1996
                                                                       -------------        -----------      ------------

Cash flows from operating activities:
 Net income                                                             $    40,697         $     55,791     $     31,628
                                                                         ----------          -----------      -----------

Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Non-cash revenues, expenses, gains and losses included in income:
 Change in insurance reserves                                               323,971               44,065          107,134
 Change in premiums and insurance balances
  receivable and payable -net                                                 4,753               (3,201)            (117)
 Change in reinsurance assets                                                (6,624)               4,601           (2,658)
 Change in deferred policy acquisition costs                                 (1,674)              (3,992)          (4,530)
 Change in investment income due and accrued                                    628               (4,898)          (3,078)
 Realized capital losses (gains)                                              1,694                  226             (610)
 Change in current and deferred income taxes -net                            (6,220)                 243           (9,227)
 Change in reserves for commissions, expenses and taxes                         480                 (337)             472
 Change in other assets and liabilities - net                               (24,194)             (11,055)         (17,396)
                                                                         ----------          -----------      -----------
Total adjustments                                                           292,814               25,652           69,990
                                                                          ---------          -----------      -----------
 Net cash provided by operating activities                                  333,511               81,443          101,618
                                                                          ---------          -----------       ----------

Cash flows from investing activities:
 Cost of fixed maturities at market, sold                                   317,042              255,408          136,829
 Cost of fixed maturities at market, matured or redeemed                    824,480              435,831          424,317
 Cost of equity securities sold                                               1,413                7,422            4,877
 Cost of real estate sold                                                     5,107                    -                -
 Realized capital gains                                                      (1,694)               3,774              610
 Purchase of fixed maturities                                            (1,202,023)            (922,293)        (858,793)
 Purchase of equity securities                                              (13,671)              (3,000)          (4,149)
 Mortgage loans granted                                                    (140,623)             (89,717)        (124,280)
 Repayments of mortgage loans                                               150,803               44,733           59,577
 Change in policy loans                                                         401                  380              (71)
 Change in short-term investments                                          (172,672)             (19,560)          43,715
 Change in other invested assets                                            (12,118)               6,100           10,475
 Other - net                                                                (16,637)              (7,361)           8,270
                                                                         ----------         ------------     ------------
  Net cash used in investing activities                                    (260,192)            (288,283)        (298,623)
                                                                          ---------           ----------       ----------


Cash flows from financing activities:
 Change in policyholders' funds on deposit                                   93,569              205,413          247,626
 Dividends to stockholders                                                  (10,000)                -             (50,000)
                                                                         ----------     ----------------      -----------
    Net cash provided by financing activities                                83,569              205,413          197,626
                                                                         ----------           ----------       ----------


Change in cash                                                              156,888               (1,427)             621
Cash at beginning of year                                                       299                1,726            1,105
                                                                      -------------         ------------     ------------
Cash at end of year                                                     $   157,187       $          299    $       1,726
                                                                         ==========        =============     ============


                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)


                                                                         Years ended December 31,

                                                           1998                   1997                      1996
                                                       ------------           ------------             -------------
Comprehensive income

Net income                                            $      40,697          $      55,791             $     31,628
                                                       ------------           ------------              -----------



Other comprehensive income

Unrealized appreciation (depreciation) of
     investments - net of reclassification
    adjustments                                              (4,208)               104,775                 (103,367)
 Changes due to deferred income tax benefit
    (expense) on changes and
    future policy benefits                                   14,445                (55,525)                  85,374
                                                        -----------           -------------             -----------

  Other comprehensive income                                 10,237                 49,250                  (17,993)
                                                        -----------           ------------              -----------

 Comprehensive income                                  $     50,934           $    105,041             $     13,635
                                                        ===========            ===========              ===========





                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1.   Summary of Significant Accounting Policies

     (a) Basis of Presentation: American International Life Assurance Company of New York (the Company) is a wholly owned subsidiary of American International Group, Inc. (the Parent). The financial statements of the Company have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Company is licensed to sell life and accident & health insurance in the District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in America Samoa, Virgin Islands and Guam.

          The Company also files financial statements prepared in accordance with statutory practices prescribed or permitted by the Insurance Department of the State of New York. Financial statements prepared in accordance with generally accepted accounting principles differ in certain respects from the practices prescribed or permitted by regulatory authorities. The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes not recognized for regulatory purposes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes; (5) for regulatory purposes, future policy benefits, policyholders' funds on deposit, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes.

     (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated life. Common and non-redeemable preferred stocks are carried at current market values. Dividend income is generally recognized when receivable. Short-term investments are carried at cost, which approximates market.

          Unrealized gains and losses from investment in equity securities and fixed maturities available for sale are reflected as a separate component of comprehensive income, net of deferred income taxes and future policy benefits in capital funds currently.

          Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net realizable value.

          Mortgage loans on real estate are carried at unpaid principal balance less unamortized loan origination fees and costs less an allowance for uncollectible loans. Interest income on such loans is accrued currently.

     Real estate is carried at depreciated cost and is depreciated on a straight-line basis over 31.5 years. Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated over their estimated lives.

     Policy loans are carried at the aggregate unpaid principal balance.

     Other invested assets consist primarily of limited partnership interests which are carried at market value. Unrealized gains and losses from the revaluation of these investments are reflected as a separate component of comprehensive income, net of deferred income taxes in capital funds currently.

     (c) Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

     (d) Premium Recognition and Related Benefits and Expenses: Premiums on traditional life insurance and life contingent annuity contracts are recognized when due. Revenues for universal life and investment-type products consist of policy charges for the cost of insurance, administration, and surrenders during the period. Premiums on accident and health insurance are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums. Estimates of premiums due but not yet collected are accrued. Policy benefits and expenses are associated with earned premiums on long-duration contracts resulting in a level recognition of profits over the anticipated life of the contracts.

          Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies (see Note 3).

          The liability for future policy benefits and policyholders' contract deposits is established using assumptions described in Note 4.

     (e) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

     (f) Separate and Variable Accounts: These accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company.

     (g) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholders' funds on deposit and policy and contract claims. It also includes funds held under reinsurance treaties.

     (h)  Accounting Standards:

          In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" (FASB 130) and Statement of Financial Accounting Standards No. 131 "Disclosure about Segments of an Enterprise and Related Information" (FASB 131).

          FASB 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. FASB 130 was effective for the Company as of January 1, 1998. FASB 130 had no impact on the Company's results of operations, financial condition or liquidity.

          FASB 131 establishes standards for the way companies are required to disclose information about their operating segments in annual financial statements and in interim financial statements. FASB 131 establishes, where practicable, standards with respect to geographic areas, among other things. Certain descriptive information is also required. FASB 131 has been adopted for the year ended December 31, 1998 by the Parent, whose operations are conducted principally through three business segments: General Insurance, Life Insurance and Financial Services. All operations of the Company fall within the Life Insurance segment.

          In February 1998, FASB issued Statement of Financial Accounting Standards No. 132 "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FASB 132). This statement requires revised disclosures about pension and other postretirement benefit plans and does not change the measurement or recognition of these plans. Also, FASB 132 requires additional information on changes in the benefit obligations and fair values of plan assets. FASB 132 was effective for the year ended December 31, 1998 and has been adopted by the Parent. Information regarding the pension and other postretirement benefit plans is not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and, accordingly, is not presented herein.

          In June 1998, FASB issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (FASB 133). This statement requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative. The Company believes that the impact of FASB 133 on its results of operations, financial condition or liquidity will not be significant. FASB 133 is effective for the year commencing January 1, 2000.

     In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." This statement provides guidance for the recording of a liability for insurance-related assessments. The statement requires that a liability be recognized in certain defined circumstances. The Company believes that the impact of this statement on its results of operations, financial condition or liquidity will not be significant. This statement is effective for the year commencing January 1, 1999.

     In October 1998, AcSEC issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." This statement identifies several methods of deposit accounting and provides guidance on the application of each method. This statement classifies insurance and reinsurance contracts for which the deposit method is appropriate as contracts that (i) transfer only significant timing risk,
     (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk, and (iv) have an indeterminate risk. The Company believes that the impact of this statement on its results of operations, financial condition or liquidity will not be significant. This statement is effective for the year commencing January 1, 2000. Restatement of previously issued financial statements is not permitted.


2.   Investment Information

     (a) Statutory Deposits: Securities with a carrying value of $17,889,000 and $17,850,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 1998 and 1997, respectively.

     (b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                           Years ended December 31,
                                                  1998              1997               1996

        Fixed maturities                        $386,353            $378,724          $351,702
        Equity securities                          1,702               1,010             1,430
        Mortgage loans                            52,443              48,488            41,865
        Real estate                                2,782               3,097             2,835
        Policy loans                                 713                 832               794
        Cash and short-term investments            4,334               4,257             4,699
        Other invested assets                     11,209               2,878             2,662
                                               ---------           ---------         ---------
               Total investment income           459,536             439,286           405,987

        Investment expenses                        4,360               4,188             3,909
                                               ---------           ---------         ---------

               Net investment income            $455,176            $435,098          $402,078
                                                 =======             =======           =======

     (c) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 1998, 1997 and 1996 are summarized below (in thousands):

                                                       Years ended  December  31,
                                                  1998           1997      1996
 Net  realized  gains  (losses) on investments:
Fixed maturities                                  $ (3,908)      $ -       $ (104)
Equity securities                                      124       3,774        714
Mortgage  loans                                         -       (4,000)        -
Real Estate                                          2,079         -           -
Other invested assets                                   11         -           -
                                                  -----------  --------  ---------

Net realized gains                                $ (1,694)      $(226)    $  610

                                                  =========   ========== =========

Change in unrealized appreciation
 (depreciation) of investments:

Fixed maturities                                  $(16,268)   $103,520  $(115,746)
Equity securities                                    1,272      (1,446)     5,482
Other invested assets                               10,788       2,701      6,897
                                                  --------    --------   --------
 Change in unrealized appreciation
        (depreciation) of investments             $ (4,208)   $104,775  $(103,367)
                                                  ========    ========  =========

     Proceeds from the sale of investments in fixed maturities during 1998, 1997 and 1996 were $317,042,000, $255,408,000 and $136,829,000, respectively.

     During  1998,  1997  and  1996,   gross  gains  of  $0,  $0  and  $636,000,
     respectively,   and  gross   losses  of   $3,908,000,   $0  and   $740,000,
     respectively, were realized on dispositions of fixed maturities.

     During  1998,  1997 and  1996,  gross  gains of  $126,000,  $3,774,000  and
     $714,000,   respectively,   and  gross   losses  of  $2,000,   $0  and  $0,
     respectively, were realized on dispositions of equity securities.

     (d)  Market  Value of  Fixed  Maturities  and  Unrealized  Appreciation  of
          Investments:

          At December 31, 1998 and 1997, unrealized appreciation of investments in equity securities (before applicable taxes) included gross gains of $15,424,000 and $14,017,000 and gross losses of $465,000 and $329,000, respectively.

          The amortized cost and estimated market values of investments in fixed
          maturities   at  December  31,  1998  and  1997  are  as  follows  (in
          thousands):

                                                                              Gross             Gross
        1998                                               Amortized        Unrealized        Unrealized       Market
        ----                                                 Cost             Gains             Losses          Value
        Fixed maturities:
           U.S. Government and government
               agencies and authorities               $      68,248      $    24,760    $         10      $     92,998
           States, municipalities and
               political subdivisions                       778,621           51,462           1,252           828,831
           Foreign governments                               28,144            6,049              -             34,193
           All other corporate                            3,923,336          229,566          43,910         4,108,992
                                                          ---------         --------       ---------         ---------

        Total fixed maturities                          $ 4,798,349        $ 311,837       $  45,172       $ 5,065,014
                                                         ==========         ========        ========        ==========

                                                                              Gross             Gross
        1997                                               Amortized        Unrealized        Unrealized       Market
        ----                                                 Cost             Gains             Losses          Value
        Fixed maturities:
           U.S. Government and government
               agencies and authorities               $      68,005      $    19,308    $         13      $     87,300
           States, municipalities and
               political subdivisions                       837,054           49,827             538           886,343
           Foreign governments                               28,581            4,887              -             33,468
           All other corporate                            3,778,445          217,162           7,699         3,987,908
                                                          ---------         --------      ----------         ---------

        Total fixed maturities                          $ 4,712,085        $ 291,184       $   8,250       $ 4,995,019
                                                         ==========         ========        ========        ==========

     The amortized cost and estimated market value of fixed maturities available for sale at December 31, 1998, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                               Estimated
                                                                       Amortized                 Market
                                                                          Cost                   Value

        Due in one year or less                                      $   418,615             $   435,491
        Due after one year through five years                          1,704,360               1,803,733
        Due after five years through ten years                         1,473,513               1,538,410
        Due after ten years                                            1,201,861               1,287,380
                                                                       ---------               ---------

                                                                      $4,798,349              $5,065,014
                                                                       =========               =========

     (e) CMOs: CMOs are U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. At December 31, 1998 and 1997, the market value of the CMO portfolio was $986,103,000 and $966,144,000, respectively; the estimated amortized cost was approximately $944,790,000 in 1998 and $917,919,000 in 1997. The Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 1998.

     (f)  Fixed  Maturities  Below  Investment  Grade:  At December 31, 1998 and
          1997, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $528,461,000 and $384,067,000, respectively, and an aggregate market value of $510,316,000 and $391,862,000, respectively.

     (g)  Non-income   Producing  Assets:   Non-income   producing  assets  were
          insignificant.

     (h) Investments Greater than 10% Equity: The market value of investments in the following company exceeded 10% of the Company's total capital funds at December 31, 1998 (in thousands):

        Fixed Maturities:
        Chase Manhattan Corp                       $   64,240


3.   Deferred Policy Acquisition Costs

     The following reflects the policy acquisition costs deferred (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands):

                                                   Years ended December 31,
                                         1998         1997            1996
    Balance at beginning of year        $39,748       $35,754        $31,225
    Acquisition costs deferred            7,323         9,109          8,482
    Amortization charged to income       (5,650)       (5,115)        (3,953)
                                         ------       -------        -------
    Balance at end of year              $41,421       $39,748        $35,754
                                        =======       =======        =======

4.  Future Policy Benefits and Policyholders' Funds on Deposit

(a)  The  analysis of the future  policy  benefits and  policyholders'  funds on
     deposit   liabilities  as  at  December  31,  1998  and  1997  follows  (in thousands):

                                                         1998                    1997
                                                         ----                    ----
        Future policy benefits:
        Long duration contracts                       $1,673,267              $1,643,141
        Short duration contracts                          21,305                  19,610
                                                     -----------             -----------
                                                      $1,694,572              $1,662,751
                                                       =========               =========

        Policyholder funds on deposit:
        Annuities                                     $2,813,969              $2,703,407
        Guaranteed investment contracts (GICs)           685,336                 704,064
        Universal life                                   101,919                 100,801
        Other investment contracts                         5,966                   5,349
                                                     -----------            ------------
                                                      $3,607,190              $3,513,621
                                                       =========               =========

     (b) Long duration contract liabilities included in future policy benefits, as presented in the table above, result from traditional life products. Short duration contract liabilities are primarily accident and health products. The liability for future policy benefits has been established based upon the following assumptions:

          (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 12.2 percent and grade to not greater than 7.5 percent.

          (ii) Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual life approximated 14.1 percent.

     (c) The liability for policyholders' fund on deposit has been established based on the following assumptions:

          (i) Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 7.1 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to 10.0 percent grading to zero over a period of 5 to 10 years.

          (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 4.7 percent to 8.1 percent and maturities range from 1 to 20 years.

          (iii)The universal life funds have credited interest rates of 5.6 percent to 7.5 percent and guarantees ranging from 3.5 percent to
               5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

5.   Income Taxes

     (a) The Federal income tax rate applicable to ordinary income is 35% for 1998, 1997 and 1996. Actual tax expense on income from operations differs from the "expected" amount computed by applying the Federal income tax rate because of the following (in thousands except percentages):

                                                                        Years ended December 31,

                                                     1998                       1997                         1996
                                          ---------------------------  -------------------------   ------------------------
                                                       Percent                     Percent                     Percent
                                                           of                         of                         of
                                                       pre-tax                     pre-tax                     pre-tax
                                                      operating                   operating                   operating
                                           Amount       Income            Amount    Income            Amount    Income
        "Expected" income tax
              expense                        $22,149      35.0%          $30,352      35.0%          $17,140      35.0%
        State income tax                         194       0.3               487       0.6               578       1.2
        Other                                    242       0.4                91       0.1              (374)     (0.8)
                                           ---------     -----        ----------     -----        ----------     -----
        Actual income
              tax expense                    $22,585      35.7%          $30,930      35.7%          $17,344      35.4%
                                              ======      ====            ======      ====            ======      ====


     (b) The components of the net deferred tax liability were as follows (in thousands):

                                                                    Years ended December 31,
                                                                    1998                     1997
         Deferred tax assets:
           Adjustments to mortgage loans and
                 investment income due and accrued               $   6,576                 $   6,619
           Adjustment to life reserves                              42,482                    34,996
           Deferred policy acquisition costs                         5,558                         -
           Other                                                       937                     2,065
                                                                ----------                  --------
                                                                    55,553                    43,680
                                                                  --------                   -------
         Deferred tax liabilities:
            Deferred policy acquisition costs                $         -                   $   1,647
            Fixed maturities discount                               12,376                    11,710
            Unrealized appreciation on investments                 105,059                    99,504
    Other                                                            3,801                     1,719
                                                                 ---------                 ---------
                                                                   121,236                   114,580
                                                                   -------                   -------

          Net deferred tax liability                              $ 65,683                  $ 70,900
                                                                   =======                   =======

     (c)  At December 31, 1998,  accumulated earnings of the Company for Federal
          income   tax   purposes    include    approximately    $2,879,000   of
          "Policyholders'  Surplus" as defined under the Code.  Under provisions of the Code, "Policyholders' Surplus" has not been currently taxed but would be taxed at current rates if distributed to the Parent. There is no present intention to make cash distributions  from  "Policyholders'
          Surplus" and accordingly, no provision has been made for taxes on this amount.

     (d) Income taxes paid in 1998, 1997, and 1996 amounted to $26,796,000, $30,269,000, and $25,353,000, respectively.

6.   Commitments and Contingent Liabilities

     The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition.

     The Company is a limited  partner in Chardon/Hato  Rey Partnership  (Puerto
     Rico). The partnership agreement requires the Company to make an additional capital contribution of up to $3,000,000 to cover construction cost overruns or operating deficits. Construction was completed in 1992, the building is fully leased and profitable; therefore, no demands are foreseen.

     During 1997, the Company entered into a partnership agreement with Private Equity Investors III, L.P. The agreement requires the Company to make capital contributions totaling $50,000,000. Contributions totaling $10,963,000 have been made through December 31, 1998.

     During 1998, the Company entered into a partnership agreement with Sankaty High Yield Asset Partners, L.P. The agreement requires the Company to make capital contributions totaling $2,500,000. Contributions totaling $1,868,000 have been made through December 31, 1998.

7.   Fair Value of Financial Instruments

     (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. These financial instruments may or may not be recognized in the balance sheet. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

          The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

          Cash and short term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

          Fixed maturities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

          Equity securities: Fair values for equity securities were based upon quoted market prices.

          Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair values of policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

          Policyholders' funds on deposit: Fair values of policyholder contract deposits were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

     (b) The fair value and carrying amounts of financial instruments is as follows (in thousands):

            1998
                                                                       Fair             Carrying
                                                                       Value             Amount
        Cash and short-term investments                          $     409,752      $      409,752
        Fixed maturities                                             5,065,014           5,065,014
        Equity securities                                               41,350              41,350
        Mortgage and policy loans                                      586,819             554,682

        Policyholders' funds on deposit                             $3,748,401          $3,607,190

          1997
                                                                       Fair             Carrying
                                                                       Value             Amount
        Cash and short-term investments                           $     80,192       $      80,192
        Fixed maturities                                             4,995,019           4,995,019
        Equity securities                                               27,821              27,821
        Mortgage and policy loans                                      599,353             565,203
        Interest rate cap                                                    -                  57

        Policyholders' funds on deposit                             $3,586,022          $3,513,621

8.  Capital Funds

     (a) The Company may not distribute dividends to the Parent without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial condition of the Company. During 1998, the Company paid a $10,000,000 dividend to its stockholders.

     (b) The Company's capital funds as determined in accordance with statutory accounting practices was $337,170,000 at December 31, 1998 and $321,546,000 at December 31, 1997. Statutory net income amounted to $35,386,000, $58,205,000 and $48,474,000 for 1998, 1997 and 1996,
          respectively.

     (c)  Statement of Accounting Standards No. 130 "Comprehensive Income" (FASB
          130) was adopted by the Company effective January 1, 1998. FASB 130 establishes standards for reporting comprehensive income and its components as part of capital funds. The reclassification adjustments with respect to available for sale securities were $(1,694,000), $(226,000), and $610,000 for December 31, 1998, 1997 and 1996,
          respectively.

9.  Employee Benefits

     (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 1998, 1997 and 1996 were approximately $238,000, $306,000 and $241,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 1998 by $100,000,000.

          The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is unfunded.

     (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which during the three years ended December 31, 1998, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

     (c) On April 1, 1985, the Parent terminated and replaced its then existing U.S. pension plan, a contributory qualified defined benefit plan, with the current non-contributory qualified defined benefit plan. Settlement of the obligations of the prior plan was accomplished through the purchase of annuities from the Company for accrued benefits as of the date of termination. Future policy benefits reserves in the accompanying balance sheet that relate to these annuity contracts are $70,733,000 at December 31, 1998 and $70,377,000 at December 31, 1997.

     (d) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

     (e)  The Parent  applies APB  Opinion 25  "Accounting  for Stock  issued to
          Employees" and related interpretations in accounting for its stock based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase AIG common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FASB 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and therefore are not presented herein.

10.  Leases

     (a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 1998, the future minimum lease payments under operating leases were as follows:

                         Year                                Payments
                         1999                               $ 1,393
                         2000                                   946
                         2001                                   730
                         2002                                   292
                         2003                                   276
                         Remaining years after 2004             506

                         Total                              $ 4,143

          Rent expense approximated $1,604,000, $1,398,000 and $866,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

     (b) Sublease Income - The Company does not participate in sublease agreements.


11.  Reinsurance

     (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 12).

          The  effect  of  all  reinsurance  contracts,   including  reinsurance
          assumed, is as follows (in thousands, except percentages):

                                                                                                              Percentage
                                                                                                              of Amount
      December 31, 1998                                                                                        Assumed
                                             Gross             Ceded         Assumed              Net             to Net

        Life Insurance in Force             $5,157,694          $579,949   $         446         $4,578,191         -
                                            ==========          ========   =============         ==========
        Premiums:
          Life                                  55,199             3,320              75             51,954        0.1%
          Accident and Health                   16,144             6,470          23,215             32,889       70.6%
          Annuity                               15,496               -               -               15,496         -
                                        --------------     --------------  -------------       ------------

        Total Premiums                   $      86,839         $   9,790     $    23,290        $   100,339       23.2%
                                         =============         =========     ===========        ===========



                                                                                                              Percentage
                                                                                                              of Amount
      December 31, 1997                                                                                        Assumed
                                             Gross             Ceded         Assumed              Net             to Net

        Life Insurance in Force             $4,900,999          $408,340      $    3,061         $4,495,720        0.1%
                                            ==========          ========      ==========         ==========

        Premiums:
          Life                                  25,690             2,805              83             22,968        0.4%
          Accident and Health                   16,266             6,470          22,449             32,245       69.6%
          Annuity                               41,216               -               -               41,216         -
                                          ------------        ----------   -------------        -----------

        Total Premiums                     $    83,172         $   9,275       $  22,532        $    96,429       23.4%
                                           ===========         =========       =========        ===========


                                                                                                              Percentage
                                                                                                              of Amount
      December 31, 1996                                                                                        Assumed
                                             Gross             Ceded         Assumed              Net             to Net
        Life Insurance in Force             $4,776,324          $638,583      $    3,282         $4,141,023        0.1%
                                            ==========          ========      ==========         ==========

        Premiums:
          Life                                  25,625             3,788              82             21,919        0.4%
          Accident and Health                   20,553             6,729          22,009             35,833       61.4%
          Annuity                               92,441               721             -               91,720         -
                                          ------------      ------------   -------------        -----------

        Total Premiums                     $   138,619         $  11,238       $  22,091         $  149,472       14.8%
                                           ===========         =========       =========         ==========

     (b) The maximum amount retained on any one life by the Company is $1,000,000.

     (c) Reinsurance recoveries, which reduced death and other benefits, approximated $12,396,000, $6,110,000 and $7,176,000 respectively, for the years ended December 31, 1998, 1997 and 1996.

          The Company's reinsurance arrangements do not relieve it from its direct obligation to its insureds.

12.  Transactions with Related Parties

     (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded to affiliates amounted to $89,000 and $2,000, respectively, for the year ended December 31, 1998. Premium income and commission ceded for 1997 amounted to $144,000 and $2,000, respectively. Premium income and commission ceded for 1996 amounted to $857,000 and $2,000, respectively. Premium income and ceding commission expense assumed from affiliates aggregated $19,536,000 and $(545,000), respectively, for 1998, compared to $20,661,000 and $(602,000), respectively, for 1997, and $20,764,000 and $(120,000), respectively, for 1996.

     (b) The Company provides life insurance coverage to employees of the Parent and its domestic subsidiaries in connection with the Parent's employee benefit plans. The statement of income includes $5,124,000 in premiums relating to this business for 1998, $5,769,000 for 1997, and $5,142,000 for 1996.

     (c) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 1998, 1997 and 1996, the Company was charged $23,757,000, $22,079,000 and $24,204,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $28,405,000, $26,941,000 and $21,198,000, respectively, for costs incurred by the Company but attributable to affiliates.

     (d) During 1997, a reinsurance treaty between the Company and Delaware American Life Insurance Company (Delam) covering certain annuity policies was terminated. Upon cancellation of this agreement, assets totaling $24,030,000 were transferred from Delam to the Company.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of
American International Life Assurance Company of New York
Variable Account B

In our opinion, the accompanying statements of assets and liabilities of American International Life Assurance Company of New York Variable Account B (comprising twenty-six subaccounts, hereafter collectively referred to as "Variable Account B") and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Variable Account B at December 31, 1998, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of Variable Account B; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






March 12, 1999

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------------------------------------------------------

ASSETS:
       Investments at Market Value:

                                                 Shares                Cost              Market Value
                                                -----------------------------------------------------------------
                                                -----------------------------------------------------------------
Aim
  Capital Appreciation Portfolio                 1,501.617             $ 34,842              $ 37,840
  International Equity Portfolio                 1,730.771               33,801                33,958
Alliance
  Conservative Investors Portfolio               1,874.783               24,781                26,304
  Growth Portfolio                              21,857.042              499,428               595,605
  Growth & Income Portfolio                     21,023.092              422,787               459,143
  Growth Investors Portfolio                     7,064.177              102,518               115,359
  Premier Growth Portfolio                       4,409.609              119,320               136,829
  Quasar Portfolio                              10,037.573              124,920               111,821
  Technology Portfolio                           8,718.672              121,791               167,136
Dreyfus
  Small Company Stock Portfolio                  2,629.660               39,610                39,682
  Stock Index Portfolio                         18,197.391              518,835               591,779
  Zero Coupon 2000 Portfolio                     1,430.451               17,714                17,881
Fidelity
  Asset Manager Portfolio                       12,970.389              225,378               235,539
  Contrafund Portfolio                           3,337.014               68,660                81,555
  Growth Portfolio                              21,765.161              772,127               976,601
  High Income Portfolio                          7,496.571               95,435                86,438
  Investment Grade Bond Portfolio                2,111.041               25,990                27,359
  Money Market Portfolio                       490,061.490              490,062               490,062
  Overseas Portfolio                             8,138.774              157,546               163,180
Van Eck
  Worldwide Emerging Markets Portfolio           1,727.163               14,073                12,297
  Worldwide Hard Assets Portfolio                2,064.260               21,761                18,990
Weiss,Peck & Greer
  Tomorrow Long Term Portfolio                     147.594                1,227                 1,361
  Tomorrow Short Term Portfolio                    775.375                7,994                 8,171
                                                           ---------------------  --------------------

Total Investments                                                   $ 3,940,600             4,434,890
                                                                                  --------------------
     Total Assets                                                                         $ 4,434,890
                                                                                  ====================

EQUITY:                                                                           --------------------
  Contract Owners' Equity                                                                 $ 4,434,890
                                                                                  --------------------
     Total Equity                                                                         $ 4,434,890
                                                                                  ====================


                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                             STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1998


                                                                         Aim                  Aim
                                                                       Capital           International
                                                                     Appreciation           Equity
                                                     Total            Portfolio            Portfolio
Investment Income (Loss):
    Dividends                                         $307,163               $973                  $270
Expenses:
    Mortality & Expense Risk Fees                       30,404                127                   143
                                                 --------------      -------------      ----------------

Net Investment Income (Loss)                           276,759                846                   127
                                                 --------------      -------------      ----------------


Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                        38,246               (550)                 (405)
    Change in Unrealized Appreciation
        (Depreciation)                                 374,331              2,999                   156
                                                 --------------      -------------      ----------------

    Net Gain (Loss) on Investments                     412,577              2,449                  (249)
                                                 --------------      -------------      ----------------


Increase (Decrease) in Net Assets
    Resulting From Operations                         $689,336             $3,295                 ($122)
                                                 ==============      =============      ================

                                                                                           Alliance
                                                   Alliance                                 Growth
                                                 Conservative          Alliance                &
                                                   Investors            Growth              Income
                                                   Portfolio          Portfolio            Portfolio
Investment Income (Loss):
    Dividends                                           $1,554            $24,012               $31,176
Expenses:
    Mortality & Expense Risk Fees                          192              3,626                 3,081
                                                 --------------      -------------      ----------------

Net Investment Income (Loss)                             1,362             20,386                28,095
                                                 --------------      -------------      ----------------


Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                           250             13,968                11,897
    Change in Unrealized Appreciation
        (Depreciation)                                     797             73,288                23,891
                                                 --------------      -------------      ----------------

    Net Gain (Loss) on Investments                       1,047             87,256                35,788
                                                 --------------      -------------      ----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                           $2,409           $107,642               $63,883
                                                 ==============      =============      ================


                                                   Alliance            Alliance
                                                    Growth             Premier             Alliance
                                                   Investors            Growth              Quasar
                                                   Portfolio          Portfolio            Portfolio
Investment Income (Loss):
    Dividends                                           $9,576                 $8                $9,960
Expenses:
    Mortality & Expense Risk Fees                          975                420                 1,060
                                                 --------------      -------------      ----------------

Net Investment Income (Loss)                             8,601               (412)                8,900
                                                 --------------      -------------      ----------------


Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                         1,027                406                   685
    Change in Unrealized Appreciation
        (Depreciation)                                  11,665             17,510               (15,889)
                                                 --------------      -------------      ----------------

    Net Gain (Loss) on Investments                      12,692             17,916               (15,204)
                                                 --------------      -------------      ----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                          $21,293            $17,504               ($6,304)
                                                 ==============      =============      ================

                                                                       Dreyfus
                                                                        Small               Dreyfus
                                                   Alliance            Company               Stock
                                                  Technology            Stock                Index
                                                   Portfolio          Portfolio            Portfolio
Investment Income (Loss):
    Dividends                                             $102               $116                $6,640
Expenses:
    Mortality & Expense Risk Fees                          823                177                 3,570
                                                 --------------      -------------      ----------------

Net Investment Income (Loss)                              (721)               (61)                3,070
                                                 --------------      -------------      ----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                         1,010               (790)               31,559
    Change in Unrealized Appreciation
        (Depreciation)                                  50,048                129                62,625
                                                 --------------      -------------      ----------------

    Net Gain (Loss) on Investments                      51,058               (661)               94,184
                                                 --------------      -------------      ----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                          $50,337              ($722)              $97,254
                                                 ==============      =============      ================


                                                    Dreyfus
                                                     Zero              Fidelity
                                                    Coupon              Asset              Fidelity
                                                     2000              Manager            Contrafund
                                                   Portfolio          Portfolio            Portfolio
Investment Income (Loss):
    Dividends                                             $945            $20,860                    $0
Expenses:
    Mortality & Expense Risk Fees                          158              1,807                   215
                                                 --------------      -------------      ----------------

Net Investment Income (Loss)                               787             19,053                  (215)
                                                 --------------      -------------      ----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                             2              3,126                    15
    Change in Unrealized Appreciation
        (Depreciation)                                     271              4,287                12,896
                                                 --------------      -------------      ----------------

    Net Gain (Loss) on Investments                         273              7,413                12,911
                                                 --------------      -------------      ----------------


Increase (Decrease) in Net Assets
    Resulting From Operations                           $1,060            $26,466               $12,696
                                                 ==============      =============      ================

                                                                                           Fidelity
                                                                       Fidelity           Investment
                                                   Fidelity              High                Grade
                                                    Growth              Income               Bond
                                                   Portfolio          Portfolio            Portfolio
Investment Income (Loss):
    Dividends                                          $76,496             $7,025                  $510
Expenses:
    Mortality & Expense Risk Fees                        6,340                686                   174
                                                 --------------      -------------      ----------------

Net Investment Income (Loss)                            70,156              6,339                   336
                                                 --------------      -------------      ----------------


Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                        31,739               (408)                  112
    Change in Unrealized Appreciation
        (Depreciation)                                 138,573            (11,405)                1,082
                                                 --------------      -------------      ----------------
    Net Gain (Loss) on Investments                     170,312            (11,813)                1,194
                                                 --------------      -------------      ----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                         $240,468            ($5,474)               $1,530
                                                 ==============      =============      ================


                                                   Fidelity                                 VanEck
                                                     Money             Fidelity            Worldwide
                                                    Market             Overseas            Balanced
                                                   Portfolio          Portfolio            Portfolio
Investment Income (Loss):
    Dividends                                          $20,408             $9,490               $84,310
Expenses:
    Mortality & Expense Risk Fees                        3,454              1,376                 1,724
                                                 --------------      -------------      ----------------

Net Investment Income (Loss)                            16,954              8,114                82,586
                                                 --------------      -------------      ----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                             0              1,283               (49,886)
    Change in Unrealized Appreciation
        (Depreciation)                                       0              5,423                  (614)
                                                 --------------      -------------      ----------------
    Net Gain (Loss) on Investments                           0              6,706               (50,500)
                                                 --------------      -------------      ----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                          $16,954            $14,820               $32,086
                                                 ==============      =============      ================

                                                    VanEck              VanEck               WP&G
                                                   Worldwide          Worldwide            Tomorrow
                                                   Emerging              Hard                Long
                                                    Markets             Assets               Term
                                                   Portfolio          Portfolio            Portfolio
Investment Income (Loss):
    Dividends                                               $0             $2,327                   $21
Expenses:
    Mortality & Expense Risk Fees                           48                140                    12
                                                 --------------      -------------      ----------------

Net Investment Income (Loss)                               (48)             2,187                     9
                                                 --------------      -------------      ----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                          (775)            (6,194)                  134
    Change in Unrealized Appreciation
        (Depreciation)                                  (1,775)            (2,222)                   24
                                                 --------------      -------------      ----------------

    Net Gain (Loss) on Investments                      (2,550)            (8,416)                  158
                                                 --------------      -------------      ----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                          ($2,598)           ($6,229)                 $167
                                                 ==============      =============      ================

                                                     WP&G
                                                   Tomorrow
                                                     Short
                                                     Term
                                                   Portfolio
Investment Income (Loss):
    Dividends                                             $384
Expenses:
    Mortality & Expense Risk Fees                           76
                                                 --------------

Net Investment Income (Loss)                               308
                                                 --------------


Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                            41
    Change in Unrealized Appreciation
        (Depreciation)                                     572
                                                 --------------

    Net Gain (Loss) on Investments                         613
                                                 --------------

Increase (Decrease) in Net Assets
    Resulting From Operations                             $921
                                                 ==============

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS
           For The Years Ended December 31, 1998 and December 31, 1997

                   1998
                                                                         Aim                  Aim
                                                                       Capital           International
                                                                     Appreciation           Equity
                                                     Total            Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                      $276,759               $846                  $127
    Realized Gain (Loss) on Investment Activity         38,246               (550)                 (405)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                  374,331              2,999                   156
                                                 --------------      -------------      ----------------

Increase (Decrease) in Net Assets Resulting
    From Operations                                    689,336              3,295                  (122)
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                1,925,561             37,676                45,742
    Cost Of Insurance Charge                          (439,044)            (3,527)               (2,896)
    Policy Loans                                       (78,540)                 0                (9,622)
    Transfers Between Funds                             10,368                396                   856
    Contract Withdrawals                               (17,083)                 0                     0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                        1,401,262             34,545                34,080
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets              2,090,598             37,840                33,958
Net Assets, at Beginning of Year                     2,344,292                  0                     0
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                          $4,434,890            $37,840               $33,958
                                                 ==============      =============      ================

                                                                                           Alliance
                                                   Alliance                                 Growth
                                                 Conservative          Alliance                &
                                                   Investors            Growth              Income
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                        $1,362            $20,386               $28,095
    Realized Gain (Loss) on Investment Activity            250             13,968                11,897
    Change in Unrealized Appreciation
        (Depreciation) of Investments                      797             73,288                23,891
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                      2,409            107,642                63,883
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                   15,676            338,094               265,557
    Cost Of Insurance Charge                            (3,382)           (61,636)              (49,686)
    Policy Loans                                             0            (27,803)               (3,765)
    Transfers Between Funds                                517              2,686                 1,891
    Contract Withdrawals                                   (16)              (981)                 (711)
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                           12,795            250,360               213,286
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                 15,204            358,002               277,169
Net Assets, at Beginning of Year                        11,100            237,603               181,974
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                             $26,304           $595,605              $459,143
                                                 ==============      =============      ================



                                                   Alliance            Alliance
                                                    Growth             Premier             Alliance
                                                   Investors            Growth              Quasar
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                        $8,601              ($412)               $8,900
    Realized Gain (Loss) on Investment Activity          1,027                406                   685
    Change in Unrealized Appreciation
        (Depreciation) of Investments                   11,665             17,510               (15,889)
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                     21,293             17,504                (6,304)
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                   32,644            134,238                27,656
    Cost Of Insurance Charge                            (7,001)            (6,319)              (12,255)
    Policy Loans                                        (1,265)           (10,717)                    0
    Transfers Between Funds                                113              2,123                   169
    Contract Withdrawals                                   (21)                 0                   (97)
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                           24,470            119,325                15,473
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                 45,763            136,829                 9,169
Net Assets, at Beginning of Year                        69,596                  0               102,652
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                            $115,359           $136,829              $111,821
                                                 ==============      =============      ================

                                                                       Dreyfus
                                                                        Small               Dreyfus
                                                   Alliance            Company               Stock
                                                  Technology            Stock                Index
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                         ($721)              ($61)               $3,070
    Realized Gain (Loss) on Investment Activity          1,010               (790)               31,559
    Change in Unrealized Appreciation
        (Depreciation) of Investments                   50,048                129                62,625
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                     50,337               (722)               97,254
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                   83,941             43,441               355,796
    Cost Of Insurance Charge                           (14,811)            (5,197)              (61,439)
    Policy Loans                                          (636)              (498)               (3,714)
    Transfers Between Funds                                (39)               (45)               (1,209)
    Contract Withdrawals                                  (277)                 0                (4,651)
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                           68,178             37,701               284,783
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                118,515             36,979               382,037
Net Assets, at Beginning of Year                        48,621              2,703               209,742
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                            $167,136            $39,682              $591,779
                                                 ==============      =============      ================


                                                    Dreyfus
                                                     Zero              Fidelity
                                                    Coupon              Asset              Fidelity
                                                     2000              Manager            Contrafund
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                          $787            $19,053                 ($215)
    Realized Gain (Loss) on Investment Activity              2              3,126                    15
    Change in Unrealized Appreciation
        (Depreciation) of Investments                      271              4,287                12,896
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                      1,060             26,466                12,696
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                       35            121,396                74,185
    Cost Of Insurance Charge                              (290)           (28,844)               (5,525)
    Policy Loans                                             0             (4,507)                    0
    Transfers Between Funds                                  2                743                   199
    Contract Withdrawals                                     0               (271)                    0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                             (253)            88,517                68,859
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                    807            114,983                81,555
Net Assets, at Beginning of Year                        17,074            120,556                     0
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                             $17,881           $235,539               $81,555
                                                 ==============      =============      ================

                                                                                           Fidelity
                                                                       Fidelity           Investment
                                                   Fidelity              High                Grade
                                                    Growth              Income               Bond
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                       $70,156             $6,339                  $336
    Realized Gain (Loss) on Investment Activity         31,739               (408)                  112
    Change in Unrealized Appreciation
        (Depreciation) of Investments                  138,573            (11,405)                1,082
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                    240,468             (5,474)                1,530
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                  301,873             67,523                20,087
    Cost Of Insurance Charge                           (70,948)           (11,695)               (3,420)
    Policy Loans                                        (7,887)            (1,312)                  (97)
    Transfers Between Funds                              2,833              1,015                     7
    Contract Withdrawals                                  (659)                 0                     0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                          225,212             55,531                16,577
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                465,680             50,057                18,107
Net Assets, at Beginning of Year                       510,921             36,381                 9,252
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                            $976,601            $86,438               $27,359
                                                 ==============      =============      ================



                                                   Fidelity                                 VanEck
                                                     Money             Fidelity            Worldwide
                                                    Market             Overseas            Balanced
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                       $16,954             $8,114               $82,586
    Realized Gain (Loss) on Investment Activity              0              1,283               (49,886)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                        0              5,423                  (614)
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                     16,954             14,820                32,086
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                  190,946             57,508              (320,867)
    Cost Of Insurance Charge                           (53,147)           (14,747)              (16,925)
    Policy Loans                                        (2,635)            (1,423)                 (366)
    Transfers Between Funds                             (3,473)               765                   734
    Contract Withdrawals                                (5,924)            (3,261)                 (128)
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                          125,767             38,842              (337,552)
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                142,721             53,662              (305,466)
Net Assets, at Beginning of Year                       347,341            109,518               305,466
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                            $490,062           $163,180                    $0
                                                 ==============      =============      ================

                                                    VanEck              VanEck               WP&G
                                                   Worldwide          Worldwide            Tomorrow
                                                   Emerging              Hard                Long
                                                    Markets             Assets               Term
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                          ($48)            $2,187                    $9
    Realized Gain (Loss) on Investment Activity           (775)            (6,194)                  134
    Change in Unrealized Appreciation
        (Depreciation) of Investments                   (1,775)            (2,222)                   24
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                     (2,598)            (6,229)                  167
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                   15,794             14,580                 1,234
    Cost Of Insurance Charge                              (849)            (3,058)               (1,095)
    Policy Loans                                             0             (1,447)                    0
    Transfers Between Funds                                (50)               117                     8
    Contract Withdrawals                                     0                (19)                    0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                           14,895             10,173                   147
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                 12,297              3,944                   314
Net Assets, at Beginning of Year                             0             15,046                 1,047
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                             $12,297            $18,990                $1,361
                                                 ==============      =============      ================

                                                     WP&G
                                                   Tomorrow
                                                     Short
                                                     Term
                                                   Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                          $308
    Realized Gain (Loss) on Investment Activity             41
    Change in Unrealized Appreciation
        (Depreciation) of Investments                      572
                                                 --------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        921
                                                 --------------

Capital Transactions:
    Contract Deposits                                      806
    Cost Of Insurance Charge                              (352)
    Policy Loans                                          (846)
    Transfers Between Funds                                 10
    Contract Withdrawals                                   (67)
                                                 --------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                             (449)
                                                 --------------
Total Increase (Decrease) in Net Assets                    472
Net Assets, at Beginning of Year                         7,699
                                                 --------------
Net Assets, at End of Year                              $8,171
                                                 ==============

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS
           For The Years Ended December 31, 1998 and December 31, 1997

                                      1997

                                                                         Aim                  Aim
                                                                       Capital           International
                                                                     Appreciation           Equity
                                                     Total            Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                       $34,306                 $0                    $0
    Realized Gain (Loss) on Investment Activity         39,889                  0                     0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                  110,827                  0                     0
                                                 --------------      -------------      ----------------

Increase (Decrease) in Net Assets Resulting
    From Operations                                    185,022                  0                     0
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                1,973,798                  0                     0
    Cost Of Insurance Charge                          (226,161)                 0                     0
    Policy Loans                                       (77,556)                 0                     0
    Transfers Between Funds                             13,054                  0                     0
    Contract Withdrawals                                (5,229)                 0                     0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                        1,677,906                  0                     0
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets              1,862,928                  0                     0
Net Assets, at Beginning of Year                       481,364                  0                     0
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                          $2,344,292                 $0                    $0
                                                 ==============      =============      ================


                                                                                           Alliance
                                                   Alliance                                 Growth
                                                 Conservative          Alliance                &
                                                   Investors            Growth              Income
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                          $165             $3,778                $4,352
    Realized Gain (Loss) on Investment Activity             82              8,313                 5,064
    Change in Unrealized Appreciation
        (Depreciation) of Investments                      716             21,956                10,957
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        963             34,047                20,373
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                   11,790            219,525               155,822
    Cost Of Insurance Charge                            (2,325)           (28,090)              (18,272)
    Policy Loans                                             0             (4,108)               (5,312)
    Transfers Between Funds                                (13)             2,212                   970
    Contract Withdrawals                                     0               (995)                  (16)
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                            9,452            188,544               133,192
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                 10,415            222,591               153,565
Net Assets, at Beginning of Year                           685             15,012                28,409
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                             $11,100           $237,603              $181,974
                                                 ==============      =============      ================


                                                   Alliance            Alliance
                                                    Growth             Premier             Alliance
                                                   Investors            Growth              Quasar
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                          $274                 $0                 ($397)
    Realized Gain (Loss) on Investment Activity            771                  0                 3,669
    Change in Unrealized Appreciation
        (Depreciation) of Investments                    1,169                  0                 2,787
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                      2,214                  0                 6,059
                                                 --------------      -------------      ----------------
Capital Transactions:
    Contract Deposits                                   66,462                  0               101,953
    Cost Of Insurance Charge                            (3,029)                 0                (6,790)
    Policy Loans                                             0                  0                     0
    Transfers Between Funds                                385                  0                 1,395
    Contract Withdrawals                                     0                  0                     0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                           63,818                  0                96,558
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                 66,032                  0               102,617
Net Assets, at Beginning of Year                         3,564                  0                    35
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                             $69,596                 $0              $102,652
                                                 ==============      =============      ================


                                                                       Dreyfus
                                                                        Small               Dreyfus
                                                   Alliance            Company               Stock
                                                  Technology            Stock                Index
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                         ($125)               $39                $5,311
    Realized Gain (Loss) on Investment Activity          4,378                 (8)                5,451
    Change in Unrealized Appreciation
        (Depreciation) of Investments                   (4,702)               (57)                9,964
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                       (449)               (26)               20,726
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                   53,277              2,927               171,435
    Cost Of Insurance Charge                            (5,173)              (200)              (18,820)
    Policy Loans                                             0                  0                  (422)
    Transfers Between Funds                                966                  2                   405
    Contract Withdrawals                                     0                  0                  (160)
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                           49,070              2,729               152,438
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                 48,621              2,703               173,164
Net Assets, at Beginning of Year                             0                  0                36,578
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                             $48,621             $2,703              $209,742
                                                 ==============      =============      ================

                                                    Dreyfus
                                                     Zero              Fidelity
                                                    Coupon              Asset              Fidelity
                                                     2000              Manager            Contrafund
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                          $923             $3,173                    $0
    Realized Gain (Loss) on Investment Activity             (7)             1,667                     0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                       37              4,615                     0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        953              9,455                     0
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                    1,040            110,228                     0
    Cost Of Insurance Charge                              (423)           (14,287)                    0
    Policy Loans                                             0             (7,298)                    0
    Transfers Between Funds                                 33              4,720                     0
    Contract Withdrawals                                     0               (116)                    0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                              650             93,247                     0
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                  1,603            102,702                     0
Net Assets, at Beginning of Year                        15,471             17,854                     0
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                             $17,074           $120,556                    $0
                                                 ==============      =============      ================

                                                                                           Fidelity
                                                                       Fidelity           Investment
                                                   Fidelity              High                Grade
                                                    Growth              Income               Bond
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                        $5,124               $946                  $235
    Realized Gain (Loss) on Investment Activity          3,512                788                   265
    Change in Unrealized Appreciation
        (Depreciation) of Investments                   63,333              2,222                   170
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                     71,969              3,956                   670
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                  286,808             39,198                13,858
    Cost Of Insurance Charge                           (41,435)            (5,194)               (2,375)
    Policy Loans                                       (15,118)           (12,730)               (7,099)
    Transfers Between Funds                                278                417                   182
    Contract Withdrawals                                (2,785)               (57)                    0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                          227,748             21,634                 4,566
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                299,717             25,590                 5,236
Net Assets, at Beginning of Year                       211,204             10,791                 4,016
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                            $510,921            $36,381                $9,252
                                                 ==============      =============      ================

                                                   Fidelity                                 VanEck
                                                     Money             Fidelity            Worldwide
                                                    Market             Overseas            Balanced
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                        $7,112             $3,666               ($1,204)
    Realized Gain (Loss) on Investment Activity              0                603                 5,206
    Change in Unrealized Appreciation
        (Depreciation) of Investments                        0             (1,457)                  132
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                      7,112              2,812                 4,134
                                                 --------------      -------------      ----------------
Capital Transactions:
    Contract Deposits                                  328,718             76,955               312,493
    Cost Of Insurance Charge                           (51,240)            (9,851)              (15,171)
    Policy Loans                                       (14,774)            (5,182)               (5,513)
    Transfers Between Funds                             (1,709)                18                 2,037
    Contract Withdrawals                                  (198)              (902)                    0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                          260,797             61,038               293,846
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                267,909             63,850               297,980
Net Assets, at Beginning of Year                        79,432             45,668                 7,486
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                            $347,341           $109,518              $305,466
                                                 ==============      =============      ================

                                                    VanEck              VanEck               WP&G
                                                   Worldwide          Worldwide            Tomorrow
                                                   Emerging              Hard                Long
                                                    Markets             Assets               Term
                                                   Portfolio          Portfolio            Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                            $0                $99                   $79
    Realized Gain (Loss) on Investment Activity              0                 19                   113
    Change in Unrealized Appreciation
        (Depreciation) of Investments                        0               (732)                  111
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                          0               (614)                  303
                                                 --------------      -------------      ----------------

Capital Transactions:
    Contract Deposits                                        0             12,838                 1,447
    Cost Of Insurance Charge                                 0             (2,615)                 (704)
    Policy Loans                                             0                  0                     0
    Transfers Between Funds                                  0                278                     1
    Contract Withdrawals                                     0                  0                     0
                                                 --------------      -------------      ----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                0             10,501                   744
                                                 --------------      -------------      ----------------
Total Increase (Decrease) in Net Assets                      0              9,887                 1,047
Net Assets, at Beginning of Year                             0              5,159                     0
                                                 --------------      -------------      ----------------
Net Assets, at End of Year                                  $0            $15,046                $1,047
                                                 ==============      =============      ================

                                                     WP&G
                                                   Tomorrow
                                                     Short
                                                     Term
                                                   Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                          $756
    Realized Gain (Loss) on Investment Activity              3
    Change in Unrealized Appreciation
        (Depreciation) of Investments                     (394)
                                                 --------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        365
                                                 --------------

Capital Transactions:
    Contract Deposits                                    7,024
    Cost Of Insurance Charge                              (167)
    Policy Loans                                             0
    Transfers Between Funds                                477
    Contract Withdrawals                                     0
                                                 --------------

Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                            7,334
                                                 --------------
Total Increase (Decrease) in Net Assets                  7,699
Net Assets, at Beginning of Year                             0
                                                 --------------
Net Assets, at End of Year                              $7,699
                                                 ==============

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS

1. History

Variable Account B (the "Account") is a separate investment account established under the provisions of New York Insurance Law by American International Life Assurance Company of New York (the "Company"), a wholly-owned subsidiary of American International Group, Inc. The Account operates as a unit investment trust registered under the Investment Company Act of 1940, as amended, and supports the operations of the Company's individual flexible premium variable universal life insurance policies (the "policies"). The following products are offered by the Account: Vision and Gallery Life.

The Account invests in shares of AIM Variable Insurance Fund ("AIM Fund"), Alliance Variable Products Series Fund, Inc. ("Alliance Fund"), Dreyfus Variable Investment Fund ("Dreyfus Fund"), Fidelity Investments Variable Insurance Products Fund ("Fidelity Trust"), Fidelity Variable Insurance Products Fund II ("Fidelity Trust II"), Van Eck Investment Trust ("Van Eck Trust") and Weiss, Peck & Greer ("Tomorrow Funds"). The assets in the policies may be invested in the following subaccounts:

AIM Fund:                                 Fidelity Trust:
  International Equity Portfolio            Money Market Portfolio
  Capital Appreciation Portfolio            High Income Portfolio
                                            Growth Portfolio
Alliance Fund:                              Overseas Portfolio
  Growth & Income Portfolio                 Contrafund Portfolio
  Conservative Investors Portfolio
  Growth Portfolio                        Fidelity Trust II:
  Growth Investors Portfolio                Investment Grade Bond Portfolio
  Quasar Portfolio                          Asset Manager Portfolio
  Technology Portfolio
  Global Bond Portfolio                   Van Eck Trust:
  Premier Growth Portfolio                  Worldwide Hard Assets Portfolio
  Money Market Portfolio                    Worldwide Emerging Markets Portfolio
                                            Worldwide  Balanced  Portfolio
                                                (Fund closed 06/29/98)
Dreyfus Fund:
  Dreyfus Zero Coupon 2000 Portfolio      Weiss, Peck & Greer Tomorrow Fund:
  Stock Index Portfolio                     Tomorrow Long Term Portfolio
  Small Company Stock Portfolio             Tomorrow Medium Term Portfolio
                                            Tomorrow Short Term Portfolio


The Account commenced operations on May 4, 1995.

The assets of the Account are the property of the Company. The portion of the Account's assets applicable to the policies are not chargeable with the liabilities arising out of any other business conducted by the Company.

In addition to the Account, policy owners may also allocate assets of the policies to the Guaranteed Account, which is part of the Company's general account. Amounts allocated to the Guaranteed Account are credited with a guaranteed rate of interest. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933, and the Guaranteed Account has not been registered as an investment company under the Investment Company Act of 1940.

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation - The investments in the Funds are stated at market value which is the net asset value of each of the respective series as determined at the close of business on the last business day of the period by the Fund.

B. Accounting for Investments - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes - The Company is taxed under federal law as a life insurance company. The Account is part of the Company's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Account.

D. The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions. Actual results could differ from those estimates.


3. Contract Charges

There are charges and deductions which the Company will deduct from each policy. The deductions from premium are a sales charge of 5% plus the state specific premium taxes.

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis to .90% of the account value of the policies. This charge may be decreased to not less than .50% in policy years eleven and greater.

On the policies' issue date and each monthly anniversary, the following deductions are made from the policies' account value:
         (a)      administrative charges
         (b)      insurance charges
         (c)      supplemental benefit charges

If the policy is surrendered during the first fourteen policy years, the Company will deduct a surrender charge based on a percentage of first year premium. A pro rata surrender charge will be deducted for any partial surrender. An administrative charge upon partial surrender will be equal to the lessor of $25.00 or 2% of the amount surrendered.

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases of Investments

For the year ended December 31,1998, investment activity in the Fund was as follows:

                                                       Cost of         Proceeds
                                                      Purchases       From Sales
Shares of
Aim
        Capital Appreciation Portfolio                $ 41,090        $ 5,698
        International Equity Portfolio                  48,023         13,817
Alliance Funds:
        Conservative Investors Portfolio                16,659          2,503
        Global Bond Portfolio                               25             25
        Growth Portfolio                               335,018         64,273
        Growth & Income Portfolio                      321,401         80,021
        Growth Investors Portfolio                      61,367         28,296
        Premier Growth Portfolio                       134,550         15,636
        Quasar Portfolio                                42,436         18,065
        Technology Portfolio                            76,713          9,256
Dreyfus:
        Small Company  Portfolio                        44,897          7,257
        Stock Index Portfolio                          479,371        191,520
        Zero Coupon 2000 Portfolio                       1,430            902
Fidelity Trust Funds:
        Asset Manager Portfolio                        178,285         70,713
        Contrafund Portfolio                            75,745          7,100
        Growth Portfolio                               450,845        155,477
        High Income Portfolio                           73,064         11,194
        Investment Grade Bond Portfolio                 21,374          4,462
        Money Market Portfolio                       1,010,895        868,182
        Overseas Portfolio                              67,338         20,383
Van Eck:
        Worldwide Emerging Markets Portfolio            17,116          2,269
        Worldwide Hard Assets  Portfolio                25,534         13,176
        Worldwide Balanced Portfolio                   184,339        438,993
Weiss, Peck, & Greer Tomorrow Funds:
        Tomorrow Long Term Portfolio                     1,223          1,068
        Tomorrow Short Term Portfolio                    1,148          1,289



For the year ended December 31, 1997, investment activity in the Fund was as follows:

                                                  Cost of            Proceeds
                                                 Purchases          From Sales
Shares of
Alliance Funds:
        Conservative Investors Portfolio         $ 11,407           $ 1,777
        Growth Portfolio                          299,954           107,728
        Growth & Income Portfolio                 192,719            55,096
        Growth Investors Portfolio                 88,520            24,429
        Quasar Portfolio                          133,621            37,463
        Technology Portfolio                       86,738            37,791
Dreyfus:
        Small Company Stock Portfolio               2,948               180
        Stock Index Portfolio                     186,595            28,818
        Zero Coupon 2000 Portfolio                  2,138               579
Fidelity Trust Funds:
        Asset Manager Portfolio                   116,322            22,269
        Growth Portfolio                          301,023            66,804
        High Income Portfolio                      34,424            11,832
        Investment Grade Bond Portfolio            13,596             8,808
        Money Market Portfolio                  1,148,225           879,901
        Overseas Portfolio                         76,076            11,037
Van Eck:
        Worldwide Hard Assets Portfolio            14,179             3,579
        Worldwide Balanced Portfolio              394,489           101,846
Weiss, Peck, & Greer Tomorrow Funds:
        Tomorrow Long Term Portfolio                1,607               783
        Tomorrow Short Term Portfolio               8,235               145

                 AMERICAN INTERNATIONAL LFIE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                   NOTES TO FINANCIAL STATEMENTS (continued)




5.  Net Increase (Decrease) in Accumulation Units

For the year ended December 31, 1998, transactions in accumulation units of the account were as follows:


                                                       Aim                    Aim                 Alliance
                                                     Capital                International       Conservative
                                                      Appreciation           Equity               Investors
                                                    Portfolio              Portfolio              Portfolio
     VARIABLE ANNUITY                                     --                       --                  --
Units Purchased                                       1,560.20                 1,187.11              314.38
Units Withdrawn                                        (360.88)               (1,064.63)            (281.76)
Units Transferred Between Funds                       2,126.88                 2,811.95            1,029.54
Units Transferred From (To) AI Life                       0.00                     0.00                0.00
                                                   -----------            -------------          ----------
Net Increase (Decrease)                               3,326.20                 2,934.43            1,062.16
Units, at Beginning of the Year                           0.00                     0.00              971.09
                                                   -----------            -------------          ----------
Units, at End of the Year                             3,326.20                 2,934.43            2,033.25
                                                   ===========            =============          ==========

Unit Value at December 31, 1998                    $     11.38            $       11.57          $    12.94
                                                   ===========            =============          ==========


                                                                            Alliance              Alliance
                                                                             Growth                Growth
                                                     Alliance                  &                      &
                                                      Growth                 Income                Income
                                                    Portfolio         1    Portfolio         2    Portfolio
                                                   -----------            -------------          ----------
Units Purchased                                      13,881.20                 7,938.52                0.00
Units Withdrawn                                      (4,937.09)               (3,135.85)               0.00
Units Transferred Between Funds                       4,620.74                 7,749.06                0.00
Units Transferred From (To) AI Life                       0.00                     0.00                0.00
                                                   -----------            -------------          ----------
Net Increase (Decrease)                              13,564.85                12,551.73                0.00
Units, at Beginning of the Year                      14,057.87                11,348.87                0.00
                                                   -----------            -------------          ----------
Units, at End of the Year                            27,622.72                23,900.60                0.00
                                                   ===========            =============          ==========

Unit Value at December 31, 1998                    $     21.56            $       19.21          $    19.21
                                                   ===========            =============          ==========

Footnote 1 are all funds except for IVUL 2.
Fottnote 2 are the IVUL 2 funds.

                                                     Alliance               Alliance              Alliance
                                                      Growth                 Growth                Premier
                                                    Investors              Investors               Growth
                                               1    Portfolio         2    Portfolio         1    Portfolio
                                                   -----------            -------------          ----------
Units Purchased                                       2,191.96                     0.00            2,484.44
Units Withdrawn                                        (612.93)                    0.00           (1,292.14)
Units Transferred Between Funds                         395.41                     0.00            7,892.53
Units Transferred From (To) AI Life                       0.00                     0.00                0.00
                                                   -----------            -------------          ----------
Net Increase (Decrease)                               1,974.44                     0.00            9,084.83
Units, at Beginning of the Year                       5,604.86                     0.00                0.00
                                                   -----------            -------------          ----------
Units, at End of the Year                             7,579.30                     0.00            9,084.83
                                                   ===========            =============          ==========
Unit Value at December 31, 1998                    $     15.22            $       15.22          $    15.06
                                                   ===========            =============          ==========

                                                     Alliance
                                                     Premier                Alliance              Alliance
                                                      Growth                 Quasar                Quasar
                                               2    Portfolio         1    Portfolio         2    Portfolio
                                                   -----------            -------------          ----------
Units Purchased                                           0.00                 2,650.32                0.00
Units Withdrawn                                           0.00                (1,013.89)               0.00
Units Transferred Between Funds                           0.00                  (359.60)               0.00
Units Transferred From (To) AI Life                       0.00                     0.00                0.00
                                                   -----------            -------------          ----------
Net Increase (Decrease)                                   0.00                 1,276.83                0.00
Units, at Beginning of the Year                           0.00                 8,466.37                0.00
                                                   -----------            -------------          ----------
Units, at End of the Year                                 0.00                 9,743.20                0.00
                                                   ===========            =============          ==========
Unit Value at December 31, 1998                    $     15.45            $       11.48          $     9.15
                                                   ===========            =============          ==========

                                                                            Dreyfus
                                                                             Small                 Dreyfus
                                                     Alliance               Company                 Stock
                                                       Technology            Stock                  Index
                                                    Portfolio              Portfolio              Portfolio
                                                   -----------            -------------          ----------
Units Purchased                                       3,675.28                 1,626.73           15,069.61
Units Withdrawn                                      (1,174.00)                 (739.55)          (3,941.97)
Units Transferred Between Funds                       2,474.03                 2,960.83            5,089.47
Units Transferred From (To) AI Life                       0.00                     0.00                0.00
                                                   -----------            -------------          ----------
Net Increase (Decrease)                               4,975.31                 3,848.01           16,217.11
Units, at Beginning of the Year                       4,451.37                   260.75           13,287.05
                                                   -----------            -------------          ----------
Units, at End of the Year                             9,426.68                 4,108.76           29,504.16
                                                   ===========            =============          ==========
Unit Value at December 31, 1998                    $     17.73            $        9.66          $    20.06
                                                   ===========            =============          ==========

                                                     Dreyfus
                                                       Zero                 Fidelity
                                                      Coupon                 Asset                Fidelity
                                                       2000                 Manager              Contrafund
                                                    Portfolio              Portfolio              Portfolio
                                                   -----------            -------------          ----------
Units Purchased                                          49.67                 5,464.03            2,470.98
Units Withdrawn                                         (25.87)               (2,309.25)            (494.79)
Units Transferred Between Funds                         (47.13)                3,113.47            4,319.02
Units Transferred From (To) AI Life                       0.00                     0.00                0.00
                                                   -----------            -------------          ----------
Net Increase (Decrease)                                 (23.33)                6,268.25            6,295.21
Units, at Beginning of the Year                       1,571.36                 8,784.73                0.00
                                                   -----------            -------------          ----------
Units, at End of the Year                             1,548.03                15,052.98            6,295.21
                                                   ===========            =============          ==========
Unit Value at December 31, 1998                    $     11.55            $       15.65          $    12.96
                                                   ===========            =============          ==========

Footnote 1 are all funds except for IVUL 2.
Fottnote 2 are the IVUL 2 funds.

                                                                                                  Fidelity
                                                                            Fidelity             Investment
                                                     Fidelity                 High                  Grade
                                                      Growth                 Income                 Bond
                                                    Portfolio              Portfolio              Portfolio
                                                   -----------            -------------          ----------
Units Purchased                                      15,964.90                 2,110.12            1,373.69
Units Withdrawn                                      (5,257.95)                 (993.72)            (303.42)
Units Transferred Between Funds                       3,856.20                 3,016.78              373.96
Units Transferred From (To) AI Life                       0.00                     0.00                0.00
                                                   -----------            -------------          ----------
Net Increase (Decrease)                              14,563.15                 4,133.18            1,444.23
Units, at Beginning of the Year                      38,054.19                 2,744.54              829.31
                                                   -----------            -------------          ----------
Units, at End of the Year                            52,617.34                 6,877.72            2,273.54
                                                   ===========            =============          ==========
Unit Value at December 31, 1998                    $     18.56            $       12.57          $    12.03
                                                   ===========            =============          ==========

                                                                                                   Van Eck
                                                     Fidelity                                     Worldwide
                                                      Money                 Fidelity              Emerging
                                                      Market                Overseas               Markets
                                                    Portfolio              Portfolio              Portfolio
                                                   -----------            -------------          ----------
Units Purchased                                      46,411.54                 3,711.03              637.59
Units Withdrawn                                      (5,473.98)               (1,525.88)            (138.63)
Units Transferred Between Funds                     (29,898.05)                  713.34            1,528.00
Units Transferred From (To) AI Life                       0.00                     0.00                0.00
                                                   -----------            -------------          ----------
Net Increase (Decrease)                              11,039.51                 2,898.49            2,026.96
Units, at Beginning of the Year                      31,683.05                 8,692.83                0.00
                                                   -----------            -------------          ----------
Units, at End of the Year                            42,722.56                11,591.32            2,026.96
                                                   ===========            =============          ==========
Unit Value at December 31, 1998                    $     11.46            $       14.08          $     6.07
                                                   ===========            =============          ==========

                                                       Van Eck                                      WP&G
                                                      Worldwide              Van Eck               Tomorrow
                                                       Hard                  Worldwide              Long
                                                      Assets                Balanced                Term
                                                    Portfolio              Portfolio              Portfolio
                                                   -----------            -------------          ----------
Units Purchased                                       1,660.06                 7,920.01               89.04
Units Withdrawn                                        (473.95)               (1,367.56)             (81.38)
Units Transferred Between Funds                         (66.31)              (31,742.23)               2.86
Units Transferred From (To) AI Life                       0.00                     0.00                0.00
                                                   -----------            -------------          ----------
Net Increase (Decrease)                               1,119.80               (25,189.78)              10.52
Units, at Beginning of the Year                       1,327.41                25,189.78               81.51
                                                   -----------            -------------          ----------
Units, at End of the Year                             2,447.21                    (0.00)              92.03
                                                   ===========            =============          ==========
Unit Value at December 31, 1998                    $      7.76            $       13.13          $    14.80
                                                   ===========            =============          ==========

                                                       WP&G
                                                     Tomorrow
                                                      Short
                                                       Term
                                                    Portfolio
                                                   -------
Units Purchased                                      64.91
Units Withdrawn                                     (96.40)
Units Transferred Between Funds                       0.00
Units Transferred From (To) AI Life                   0.00
                                                   -------
Net Increase (Decrease)                             (31.49)
Units, at Beginning of the Year                     635.57
                                                   -------
Units, at End of the Year                           604.08
                                                   =======

Unit Value at December 31, 1998                    $ 13.53
                                                   =======

Footnote 1 are all funds except for IVUL 2.
Fottnote 2 are the IVUL 2 funds.

                                   APPENDIX A


Minimum Premiums

The following table shows for Insureds of varying ages, the current minimum initial premium for a policy with the Face Amount indicated. This table assumes that the insured will be placed in a nonsmoker class and that no supplemental benefits will be added to the base policy.

Issue              Policy           Minimum           Minimum  Planned Periodic Premium
Age of    Sex of    Face            Initial                      By Premium Payment Mode
Insured   Insured  Amount           Premium    Annual         Semiannual        Quarterly   Monthly

  25        Male    $75,000         $102.08      $612.50         $306.25        $153.13      $51.04
  30      Female   $100,000         $107.33      $644.00         $322.00        $161.00      $53.67
  35        Male   $250,000         $175.42    $1,052.50         $526.25        $263.13      $87.71
  40      Female   $300,000         $227.83    $1,367.00         $683.50        $341.75      $113.92
  45        Male   $500,000         $476.67    $2,860.00       $1,430.00        $715.00      $238.33
  50      Female   $350,000         $427.50    $2,565.00       $1,282.50        $641.25      $213.75
  55        Male   $300,000         $686.33    $4,118.00       $2,059.00      $1,029.50      $343.17
  60      Female   $250,000         $620.83    $3,725.00       $1,862.50        $931.25      $310.42
  65        Male   $200,000       $1,185.67    $7,114.00       $3,557.00      $1,778.50      $592.83
  70      Female   $100,000         $670.50    $4,023.00       $2,011.50      $1,005.75      $335.25
  75        Male   $75,000        $1,210.71    $7,264.25       $3,632.13      $1,816.06      $605.35



                                   APPENDIX B


Surrender Charge Premium

The surrender charge premium is an amount used to determine the sales charge deducted on surrender of the policy. The surrender charge premium is calculated for each policy based on the issue age, sex, and smoker status of the Insured and the Face Amount of the policy.

The following table shows for Insureds of varying ages, the surrender charge premium for a policy with the Face Amount indicated. This table assumes that the Insured will be placed in a nonsmoker class.


   Issue                            Policy                    Surrender
   Age of         Sex of            Face                      Charge
   Insured        Insured           Amount                    Premium

     25           Male              $75,000                    $483.75
     30           Female            $100,000                   $690.00
     35           Male              $250,000                 $2,562.50
     40           Female            $300,000                 $3,327.00
     45           Male              $500,000                 $8,530.00
     50           Female            $350,000                 $6,373.50
     55           Male              $300,000                 $8,880.00
     60           Female            $250,000                 $7,800.00
     65           Male              $200,000                $10,762.00
     70           Female            $100,000                 $5,781.00
     75           Male              $75,000                  $7,689.75

                                   APPENDIX C

                          AVERAGE ANNUAL TOTAL RETURNS

                             As of December 31, 1998


                                                   Inception Date   1 Yr.     3 Yrs.     5 Yrs.    10 Yrs.     Since
                                                                                                             Inception
AIM Variable Insurance Funds
Capital Appreciation Fund                                 4/30/93   18.23%    15.67%     16.10%      N/A       17.57%
International Equity Fund                                 4/30/93   14.45%    12.93%     10.22%      N/A       12.22%

Alliance Variable Products Series Fund
Global Bond Portfolio                                     6/28/91   8.65%     -0.84%     0.54%       N/A       1.74%
Growth Portfolio                                          9/15/94   27.57%    27.83%      N/A        N/A       28.60%
Growth & Income Portfolio                                 1/14/91   19.81%    23.36%     20.09%      N/A       14.96%
Premier Growth Portfolio                                  6/30/92   42.94%    18.25%     17.75%      N/A       17.52%
Quasar Portfolio                                          8/14/96   -5.34%      N/A       N/A        N/A       7.19%
Technology Portfolio                                      1/11/96   62.32%      N/A       N/A        N/A       23.54%

Dreyfus Variable Investment Fund
Small Company Stock Portfolio                             4/30/96   -6.81%      N/A       N/A        N/A       7.57%

Dreyfus Stock Index Fund                                  9/29/89   27.06%    26.57%     22.00%      N/A       15.84%

Fidelity Variable Insurance Products Fund
VIP Growth Portfolio                                      10/9/86   38.24%    24.28%     20.63%    18.32%      16.30%
VIP High Income Portfolio                                 9/19/85   -5.19%     7.69%     7.78%     10.06%      10.08%
VIP Money Market Portfolio                                 4/1/82   4.52%      4.48%     4.25%      4.67%      5.82%

Fidelity Variable Insurance Products Fund II
VIP II Asset Manager Portfolio                             9/6/89   14.02%    15.65%     10.81%      N/A       11.97%
VIP II Contrafund Portfolio                              12/30/94   28.82%    21.83%      N/A        N/A       25.81%
VIP II Investment Grade Bond Portfolio                    12/5/88   7.87%      6.02%     5.74%      7.38%      7.37%

Van Eck Worldwide Insurance Trust
Worldwide Emerging Markets Fund                          12/29/95  -34.72%    -10.74%     N/A        N/A      -10.74%
Worldwide Hard Assets Fund                                 9/1/89  -31.54%    -8.22%     -4.30%      N/A       1.09%

This portfolio performance information is for illustrative purposes only and is not intended to indicate or predict future performance.

                                  [Back cover]

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains additional information about American International Life Assurance Company of New York, the policy and the Separate Account which may be of interest to you. The Web site also contains additional information about the policy's variable investment options.

                          Part II - Other Information

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                 REPRESENTATION

         American International Life Assurance Company of New York represents that the fees and charges deducted under the Policy covered by this registration statement, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

         Under its Bylaws, the Company, to the full extent permitted by New York law shall indemnify any person who was or is a party to any proceeding (whether brought by or in right of the Company or otherwise) by reason of the fact that he or she is or was a Director of the Company, or while a Director of the Company, is or was serving at the request of the Company as a Director, Officer, partner, Trustee, Employee, or Agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him or her in connection with such proceeding.

         The company shall extend such indemnification, as is provided to directors above, to any person, not a director of the Company, who is or was an officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan. In addition, the Board of Directors of the Company may, by resolution, extend such further indemnification to an officer or such other person as may to it seem fair and reasonable in view of all relevant circumstances.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to such provision of the bylaws or statutes or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Policies issued by Variable Account B, the Company will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The Prospectus consisting of ___ pages.

     The undertaking to file reports.

     Representation.

     The signatures

     Written consents of the following persons:
          Kenneth D. Walma
          Michael Burns
          Jorden Burt Cicchetti Berenson & Johnson LLP
          PriceWaterhouseCoopers LLP
          Powers of Attorney

The following exhibits:

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2, unless indicated otherwise.

1. Certificate of Resolution for American International Life Assurance Company of New York, dated June 5, 1986, authorizing the issuance and sale of variable life contracts.*

     2.   N/A

     3.   Principal  Underwriter's Agreement between American International Life
          Assurance  Company  of  New  York  and  American   International  Fund
          Distributors, dated August 15, 1989;*

     4.   N/A

 5. (a) Form of Flexible Premium Variable Universal Life Insurance Policy (2VUL1294NY)*

          (b)  Form of Group Variable Universal Life Policy (2VUL1294NY-G)*

          (c)  Form  of   Certificate   of   Group   Variable   Universal   Life
               (2VUL1294NY-C)*

     6. (a) American International Life Assurance Company of New York, By-Laws (as amended on 3/25/75);*

          (b) Charter of American International Life Assurance Company of New York, dated March 5, 1962;*

          (c) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated February 4, 1972;*

          (d) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated January 18, 1985;*

          (e) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 1, 1987;*

          (f) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated March 22, 1989;*

          (g) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 27, 1991*

     7.   N/A.

     8.   N/A.

     9.   N/A.

     10.  (a)  Form of Life Insurance Application (24APP0396NY)*

            (b)  Form of Supplemental Application (2VULSUP1294NY)*

    11. Powers of Attorney (filed electronically herein)

B.   Opinion and Consent of Counsel (filed electronically herein)

C.   Opinion and Consent of Actuary (filed electronically herein)

D.   Consent of Independent Accountants (filed electronically herein)

E.   Consent of Counsel (filed electronically herein)

F.   Memorandum Regarding Administrative Procedures*

* Incorporated by reference to Registrant's Post-Effective Amendment, No. 4 filed on Form S-6 (File No. 33-90686), dated October 27, 1998.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Wilmington, and State of Delaware on this 30th day of April, 1999.


                                 VARIABLE ACOUNT II
                                 -------------------------------
                                          (Registrant)

                                 By: AMERICAN INTERNATIONAL LIFE
                                 ASSURANCE COMPANY OF NEW YORK
                                 -----------------------------------------------
                                          (Sponsor)

                                 By: /s/ Kenneth D. Walma
                                 -----------------------------------------------
                                 Kenneth D. Walma, Assistant Secretary and
                                 General Counsel

Pursuant  to  the   requirements  of  the  Securities  and  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                           Title                               Date
Michele L. Abruzzo                  Director                   April 30, 1999
------------------
/s/ Michele L. Abruzzo

Paul S. Bell                        Director                   April 30, 1999
------------------
/s/ Paul S. Bell

/s Marion E. Fajen                  Director                   April 30, 1999
-------------------------
Marion E. Fajen

Patrick J. Foley                    Director                  April 30, 1999
-------------------------
Patrick J. Foley

/s/ Cecil C. Gamwell III            Director                  April 30, 1999
--------------------------
Cecil C. Gamwell III

/s/ M.R. Greenberg                 Director                   April 30, 1999
----------------------------
M.R. Greenberg

/s/ Jack R. Harnes                 Director                   April 30, 1999
----------------------------
Jack R. Harnes

/s/ John I. Howell                 Director                   April 30, 1999
----------------------------
John I. Howell

Jerome T. Muldowney                 Director                  April 30, 1999
------------------
/s/ Jerome T. Muldowney

Robinson K. Nottingham              Director                  April 30, 1999
------------------
/s/ Robinson K. Nottingham

Nicholas A. O'Kulich                Director                  April 30, 1999
------------------
/s/ Nicholas A. O'Kulich

Edmund Sze-Wing Tse                 Director                  April 30, 1999
------------------
/s/ Edmund Sze-Wing Tse

Gerald Walter Wyndorf               Director                  April 30, 1999
------------------
/s/ Gerald Walter Wyndorf



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                                INDEX TO EXHIBITS



EXHIBIT                                                       PAGE

B.       Opinion of Counsel

C.       Opinion and Consent of Actuary

D.       Consent of Independent Accountants

E.       Consent of Counsel
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